UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

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Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Acri Capital Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Acri Capital Acquisition Corporation
13284 Pond Springs Rd, Ste 405
Austin, Texas

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 9, 2024

To the Stockholders of Acri Capital Acquisition Corporation:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Acri Capital Acquisition Corporation (“Acri Capital” the “Company,” “we,” “us” or “our”) to be held on April 9, 2024, at 9:00 a.m., Eastern Time. In order to facilitate shareholder attendance and participation, we have determined that the special meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting.

To participate in the special meeting virtually via the Internet, you must register in advance at: [*], prior to the special meeting. Upon completing your registration, you will receive further instructions via email, including the link that will allow you access to the special meeting. You will not be able to attend the special meeting in person.

Please be sure to follow instructions found on your proxy card, voting instruction form or notice to consider and vote upon the following proposals:

•        Proposal No. 1 — The Third Extension Amendment Proposal — a proposal to amend the Company’s second amended and restated certificate of incorporation (the “Charter”) to allow the Company until April 14, 2024 to consummate an initial business combination, and, without another stockholder vote, to elect to extend the date by which the Company must consummate a business combination on a monthly basis (the “Monthly Extension”) for up to nine (9) times, up to January 14, 2025, by depositing the New Monthly Extension Payment (as defined below) to the Company’s trust account (the “Third Extension Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Third Extension Amendment”).

•        Proposal No. 2 — The Trust Amendment Proposal — a proposal to amend the Amended and Restated Investment Management Trust Agreement, dated June 9, 2022, as amended on July 12, 2023, by and between the Company and Wilmington Trust, National Association, acting as trustee (the “Trust Agreement”), to extend the liquidation date from July 14, 2023 to April 14, 2024, or, if further extended by up to nine one-month extensions, up to January 14, 2025 (the “Trust Amendment Proposal”) (such amendment to the Trust Amendment as set forth in Annex B is herein referred to as the “Trust Amendment”).

•        Proposal No. 3 — The Adjournment Proposal — a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposal (the “Adjournment Proposal”).

If the stockholders approve the Third Extension Amendment Proposal and the Trust Amendment Proposal, the Company will have until April 14, 2024 to consummate a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (an “initial business combination”), and, without another stockholder vote, may elect to extend the date (the “Combination Date”) by which the Company must complete an initial business combination on a monthly basis (the “Monthly Extension”) for up to nine (9) times, up to January 14, 2025, by depositing the New Monthly Extension Payment (as defined below) to the company’s trust account (the “Trust Account”). To effectuate each Monthly Extension, the Company will deposit the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account (each, a “New Monthly Extension Payment”). If there is (i) no redemption of the public shares, the New Monthly Extension Payment will be $50,000, (ii) a 50% redemption of the public shares, the New Monthly Extension Payment will be $50,000, and (iii) an 80% redemption of the public shares, the New Monthly Extension Payment will be approximately $21,483.33. The first New Monthly Extension Payment after the approval of the Third Extension Amendment Proposal must be made by April 14, 2024, while the subsequent New Monthly Extension Payment must be deposited into the Trust Account by 14th of each succeeding month, to extend the Combination Date to January 14, 2025 (the “Extended Combination Date”). We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the Trust Account.

The Third Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the proposals is more fully described in the accompanying proxy statement.

The Adjournment Proposal will only be presented at the special meeting if, based on the tabulated votes, there are not sufficient votes at the time of the special meeting for, or otherwise in connection with, the approval of other proposals.

The Board of Directors of the Company (the “Board”) has fixed the close of business on March 1, 2024 (the “Record Date”) as the date for determining the stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment. On the Record Date, there were 3,255,050 shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) issued and outstanding, all of which are public shares and 2,156,250 shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock”, together with Class A Common Stock, “Common Stock”) issued and outstanding.

As previously disclosed on the Company’s Current Report on Form 8-K filed on February 20, 2024, on February 18, 2024, the Company entered into a business combination agreement (as amended from time to time, the “Business Combination Agreement”), by and among the Company, Acri Capital Merger Sub I Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Purchaser”, or “PubCo” upon and following the Foxx Business Combination), Acri Capital Merger Sub II Inc., a Delaware corporation and wholly-owned subsidiary of Purchaser (“Merger Sub”), and Foxx Development Inc., a Texas corporation (“Foxx”), pursuant to which (i) the Company will merger with and into Purchaser (the “Reincorporation Merger”), and (ii) Foxx will merge with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of Purchaser (the “Acquisition Merger”). The Reincorporation Merger, the Acquisition Merger, and other transactions contemplated under the Business Combination Agreement, are collectively referred to as the “Foxx Business Combination”. Following consummation of the Foxx Business Combination, Purchaser will become a publicly traded company.

Immediately prior to the effective time of the Reincorporation Merger, the Company will have the issued and outstanding securities of (i) Class A Common Stock, (ii) Class B Common Stock, (iii) units (“Units”), each consisting of one share of Class A Common Stock and one-half of Warrant (as defined below), and (iv) redeemable warrants (“Warrants”), of which one-half is included as part of each Unit, entitling the holder thereof to purchase one (1) share of Class A Common Stock at a purchase price of $11.50 per share. Units are currently listed on Nasdaq under symbol “ACACU”, shares of Class A Common Stock are currently listed on Nasdaq under symbol “ACAC”, and Warrants are currently listed on Nasdaq under symbol “ACACW”. At the effective time of the Reincorporation Merger, (i) each issued and outstanding Unit will automatically separate into one share of Class A Common Stock and one-half of one Warrant (the “Separation of Units”), (ii) upon the Separation of Units, each share of Common Stock (other than Parent Excluded Shares and the Parent Redeeming Shares, as defined in the Business Combination Agreement) issued and outstanding shall be converted automatically into one share of common stock of Purchaser, par value $0.0001 per share (“Purchaser Common Stock”), and (iii) each issued and outstanding Warrant shall be converted automatically into one redeemable warrant of Purchaser, exercisable for one share of Purchaser Common Stock at an exercise price of $11.50 (“Purchaser Warrant”).

At the effective time of the Acquisition Merger (the “Effective Time”), by virtue of the Acquisition Merger and the Business Combination Agreement, and without any action on the part of the Company, Purchaser, Merger Sub, Foxx, or stockholders of Foxx immediately prior to the Effective Time (the “Foxx Shareholders”), the Foxx Shareholders’ shares of common stock of Foxx (“Foxx Common Stock”) issued and outstanding immediately prior to the Effective Time will be canceled and automatically converted into (i) the right to receive, without interest, the applicable portion of the Closing Payment Stock (as defined in the Business Combination Agreement) as set forth in the Closing Consideration Spreadsheet (as defined in the Business Combination Agreement), and (ii) the contingent right to receive the applicable portion of the Earnout Shares (as defined in the Business Combination Agreement), if, as and when payable in accordance with the earnout provisions described in the Business Combination Agreement. For avoidance of any doubt, “Closing Payment Stock” means 5,000,000 shares of Purchaser Common Stock, which are equal or equivalent in value to the sum of $50,000,000 divided by $10.00 per share, among which, 500,000 shares in aggregate will be deposited to a segregated escrow account and to be released to the Foxx Shareholders if and only if, prior to or upon one-year anniversary of the Business Combination Agreement, the U.S. Congress has approved the affordable connectivity program of no less than $4 billion; or otherwise be cancelled and forfeited by PubCo without consideration. “Earnout Shares” means 4,200,000 shares of Purchaser Common Stock, subject to achievement of certain milestones as set forth in the Business Combination Agreement.

The purpose of the Third Extension Amendment and the Trust Amendment is to allow the Company to have more time and flexibility to complete the initial business combination. Pursuant to the current Charter of the Company, we had until July 14, 2023 to complete an initial business combination, provided that we may, but are not obligated to, if requested by or its affiliates, extend the Combination Date up to nine (9) times by an additional one month each time for a total of up to nine months, up to April 14, 2024, by depositing $75,000 per month (each, an “Existing Monthly Extension Payment”) into the Trust Account. The Company has deposited into the Trust Account eight Existing Monthly Extension Payments totaling $600,000 and currently has until March 14, 2024 to consummate an initial business combination. Acri Capital Sponsor LLC, a Delaware limited liability company, our sponsor (the “Sponsor”) has committed to deposit another Existing Monthly Extension Payment to the Trust Account to extend the Combination Date to April 14, 2024 before the special meeting. Further, the current Charter provides that the Company may modify the Combination Date by amending the Charter approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock.

The Board currently believes that the Company may potentially need additional time beyond current Combination Date to complete an initial business combination. If the Third Extension Amendment Proposal is approved, the Company will have until April 14, 2024 to complete an initial business combination and further have the right, without another stockholder vote, to elect to extend the Combination Date from April 14, 2024 up to January 14, 2025, provided that the New Monthly Extension Payment of the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share is deposited into the Trust Account on or prior to the 14th day of each month commencing from April 14, 2024 until December 14, 2024. In connection with the Third Extension Amendment, if there is (i) no redemption of the public shares, the New Monthly Extension Payment will be $50,000, (ii) a 50% redemption of the public shares, the New Monthly Extension Payment will be $50,000, and (iii) an 80% redemption of the public shares, the New Monthly Extension Payment will be approximately $21,483.33. The Board has determined that, given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a business combination, it is in the best interests of its stockholder to approve the New Extension Amendment and the Trust Amendment.

Although the approval of the Third Extension Amendment Proposal is essential to the implementation of the Board’s plan to amend the amount of Existing Monthly Extension Payment, the Board will retain the right to abandon and not implement the Third Extension Amendment at any time without any further action by stockholders.

If the Third Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and the initial business combination is not consummated by April 14, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up. The Company would expect to pay the costs of liquidation from its remaining assets outside of the Trust Account or available to the Company from interest income on the Trust Account balance.

You are not being asked to vote on any proposed business combination at this time. If the Third Extension Amendment Proposal is approved and you do not elect to have your public shares redeemed now, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Combination Date.

Public stockholders of shares of Class A Common Stock sold in the Company’s initial public offering consummated on June 14, 2022 (the “IPO”) may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the Third Extension Amendment Proposal or the Trust Amendment Proposal (the “Election”), regardless of whether such public stockholders vote “FOR” or “AGAINST,” or abstain from voting on these proposals or otherwise at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. However, the Company will not proceed with the Third Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Third Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such Trust Account to the public stockholders.

The Company believes that such redemption right protects the Company’s public stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition in the timeframe initially contemplated by the Charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST,” or abstain from voting on, the Third Extension Amendment Proposal or the Trust Amendment Proposal at the special meeting, if the Third Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the stockholders, subject to any limitations set forth in the Charter and the limitations contained in related agreements. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account.

PUBLIC STOKHOLDER ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE THIRD EXTENSION AMENDMENT PROPOSAL OR THE TRUST AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC STOKHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE 5:00 P.M. EASTERN TIME ON APRIL 5, 2024, TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE THIRD EXTENSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR STOCK CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR STOCK ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

We estimate that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[*] per share, subject to the actual value of the Trust Account at the time of the redemption which will include one Existing Monthly Extension Payment of $75,000, based on value in the Trust Account as of the Record Date less tax payable and up to $50,000 of interest to pay dissolution expense. The closing price of Class A Common Stock on March 1, 2024, the Record Date, was $[*]. We cannot assure our stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when our stockholders wish to sell their shares.

In consideration of the Third Extension Amendment Proposal, the Company’s stockholders should be aware that if the Third Extension Amendment Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete an initial business combination, in addition to New Monthly Extension Payments.

A quorum of 50% of the Company’s shares outstanding as of the Record Date, present in person (including virtual presence) or by proxy, will be required to conduct the special meeting. Approval of the Third Extension Amendment Proposal and the Trust Amendment Proposal require the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock. The affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting is required to approve the Adjournment Proposal.

After careful consideration of all relevant factors, the Board has determined that the Third Extension Amendment Proposal and the Trust Amendment Proposal are fair to and in the best interests of the Company and its stockholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” them. In addition, the Board recommends that you vote “FOR” to direct the chairman of the special meeting to adjourn the special meeting, if applicable.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the proposals to be considered at the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares. We are providing the proxy statement and the accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. The proxy statement is dated [March 8, 2024] and is first being mailed to stockholders of the Company on or about [March 8, 2024].

Whether or not you plan to attend the special meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. If you are a registered stockholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR the proposals to be considered at the special meeting, except that with respect to the Third Extension Amendment Proposal and the Trust Amendment Proposal, your votes without instruction how you wish to vote will be counted as broker “non-votes.”

We look forward to seeing you at the meeting.

Dated: [March 8, 2024]

By Order of the Board of Directors,
/s/ “Joy” Yi Hua
“Joy” Yi Hua
Chairwoman of the Board of Directors

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY U. S. STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OR PASSED UPON THEIR MERITS OR FAIRNESS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Acri Capital Acquisition Corporation
13284 Pond Springs Rd, Ste 405
Austin, Texas

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 9, 2024

PROXY STATEMENT

The special meeting of stockholders (the “special meeting”) of Acri Capital Acquisition Corporation (“Acri Capital”, the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on April 9, 2024 at 9:00 a.m., Eastern Time, to consider and vote upon the following proposals:

•        Proposal No. 1 — The Third Extension Amendment Proposal — a proposal to amend the Company’s second amended and restated certificate of incorporation (the “Charter”) to allow the Company until April 14, 2024 to consummate an initial business combination, and, without another stockholder vote, to elect to extend the date by which the Company must consummate a business combination on a monthly basis (the “Monthly Extension”) for up to nine (9) times, up to January 14, 2025, by depositing the New Monthly Extension Payment (as defined below) to the Company’s trust account (the “Third Extension Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Third Extension Amendment”).

•        Proposal No. 2 — The Trust Amendment Proposal — a proposal to amend the Amended and Restated Investment Management Trust Agreement, dated June 9, 2022, as amended on July 12, 2023, by and between the Company and Wilmington Trust, National Association, acting as trustee (the “Trust Agreement”), to extend the liquidation date from July 14, 2023 to April 14, 2024, or, if further extended by up to nine one-month extensions, up to January 14, 2025            (the “Trust Amendment Proposal”) (such amendment to the Trust Amendment as set forth in Annex B is herein referred to as the “Trust Amendment”).

•        Proposal No. 3 — The Adjournment Proposal — a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposal (the “Adjournment Proposal”).

If the stockholders approve the Third Extension Amendment Proposal, the Company will have until April 14, 2024 to consummate a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (an “initial business combination”) and, without another stockholder vote, may elect to extend the date (the “Combination Date”) by which the Company must complete an initial business combination on a monthly basis (the “Monthly Extension”) for up to nine (9) times, up to January 14, 2025, by depositing the New Monthly Extension Payment (as defined below) to the company’s trust account (the “Trust Account”). To effectuate each Monthly Extension, the Company will deposit the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account (each, a “New Monthly Extension Payment”). If there is (i) no redemption of the public shares, the New Monthly Extension Payment will be $50,000, (ii) a 50% redemption of the public shares, the New Monthly Extension Payment will be 50,000, and (iii) an 80% redemption of the public shares, the New Monthly Extension Payment will be approximately $21,483.33. The first New Monthly Extension Payment after the approval of the Third Extension Amendment Proposal must be made by April 14, 2024, while the subsequent New Monthly Extension Payment must be deposited into the Trust Account by 14th of each succeeding month, to extend the Combination Date to January 14, 2025 (the “Extended Combination Date”). We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the Trust Account.

To participate in the special meeting virtually via the Internet, you must register in advance at: [*], prior to the special meeting. Upon completing your registration, you will receive further instructions via email, including the link that will allow you access to the special meeting. You will not be able to attend the special meeting in person. You will be able to attend the special meeting, vote and submit your questions during the special meeting.

Please be sure to follow instructions found on your proxy card, voting instruction form or notice.

The Board of Directors of the Company (the “Board”) has fixed the close of business on March 1, 2024 (the “Record Date”) as the date for determining the stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment. On the Record Date, there were 3,255,050 shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) issued and outstanding, all of which are public shares and 2,156,250 shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock”, together with Class A Common Stock, “Common Stock”) issued and outstanding.

As previously disclosed on the Company’s Current Report on Form 8-K filed on February 20, 2024, on February 18, 2024, the Company entered into a business combination agreement (as amended from time to time, the “Business Combination Agreement”), by and among the Company, Acri Capital Merger Sub I Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Purchaser”, or “PubCo” upon and following the Foxx Business Combination), Acri Capital Merger Sub II Inc., a Delaware corporation and wholly-owned subsidiary of Purchaser (“Merger Sub”), and Foxx Development Inc., a Texas corporation (“Foxx”), pursuant to which (i) the Company will merger with and into Purchaser (the “Reincorporation Merger”), and (ii) Foxx will merge with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of Purchaser (the “Acquisition Merger”). The Reincorporation Merger, the Acquisition Merger, and other transactions contemplated under the Business Combination Agreement, are collectively referred to as the “Foxx Business Combination”. Following consummation of the Foxx Business Combination, Purchaser will become a publicly traded company.

Immediately prior to the effective time of the Reincorporation Merger, the Company will have the issued and outstanding securities of (i) Class A Common Stock, (ii) Class B Common Stock, (iii) units (“Units”), each consisting of one share of Class A Common Stock and one-half of Warrant (as defined below), and (iv) redeemable warrants (“Warrants”), of which one-half is included as part of each Unit, entitling the holder thereof to purchase one (1) share of Class A Common Stock at a purchase price of $11.50 per share. Units are currently listed on Nasdaq under symbol “ACACU”, shares of Class A Common Stock are currently listed on Nasdaq under symbol “ACAC”, and Warrants are currently listed on Nasdaq under symbol “ACACW”. At the effective time of the Reincorporation Merger, (i) each issued and outstanding Unit will automatically separate into one share of Class A Common Stock and one-half of one Warrant (the “Separation of Units”), (ii) upon the Separation of Units, each share of Common Stock (other than Parent Excluded Shares and the Parent Redeeming Shares, as defined in the Business Combination Agreement) issued and outstanding shall be converted automatically into one share of common stock of Purchaser, par value $0.0001 per share (“Purchaser Common Stock”), and (iii) each issued and outstanding Warrant shall be converted automatically into one redeemable warrant of Purchaser, exercisable for one share of Purchaser Common Stock at an exercise price of $11.50 (“Purchaser Warrant”).

At the effective time of the Acquisition Merger (the “Effective Time”), by virtue of the Acquisition Merger and the Business Combination Agreement, and without any action on the part of the Company, Purchaser, Merger Sub, Foxx, or stockholders of Foxx immediately prior to the Effective Time (the “Foxx Shareholders”), the Foxx Shareholders’ shares of common stock of Foxx (“Foxx Common Stock”) issued and outstanding immediately prior to the Effective Time will be canceled and automatically converted into (i) the right to receive, without interest, the applicable portion of the Closing Payment Stock (as defined in the Business Combination Agreement) as set forth in the Closing Consideration Spreadsheet (as defined in the Business Combination Agreement), and (ii) the contingent right to receive the applicable portion of the Earnout Shares (as defined in the Business Combination Agreement), if, as and when payable in accordance with the earnout provisions described in the Business Combination Agreement . For avoidance of any doubt, “Closing Payment Stock” means 5,000,000 shares of Purchaser Common Stock, which are equal or equivalent in value to the sum of $50,000,000 divided by $10.00 per share, among which, 500,000 shares in aggregate will be deposited to a segregated escrow account and to be released to the Foxx Shareholders if and only if, prior to or upon one-year anniversary of the Business Combination Agreement, the U.S. Congress has approved the affordable connectivity program of no less than $4 billion; or otherwise be cancelled and forfeited by PubCo without consideration. “Earnout Shares” means 4,200,000 shares of Purchaser Common Stock, subject to achievement of certain milestones as set forth in the Business Combination Agreement.

The purpose of the Third Extension Amendment and the Trust Amendment are to allow the Company to have more time and flexibility to complete the initial business combination. Pursuant to the current Charter of the Company, we had until July 14, 2023 to complete an initial business combination, provided that that we may, but are not obligated to, if requested by or its affiliates, extend the Combination Date up to nine (9) times by an additional one month each time for a total of up to nine months up to April 14, 2024 by depositing $75,000 per month (each, an “Existing Monthly Extension Payment”) into the Trust Account. The Company has deposited into the Trust Account eight Existing Monthly Extension Payments totaling $675,000 and currently has until March 14, 2024 to consummate an initial business combination. Acri Capital Sponsor LLC, a Delaware limited liability company, our sponsor (the “Sponsor”) has committed to deposit another Existing Monthly Extension Payment to the Trust Account to extend the Combination Date to April 14, 2024 before the special meeting. Further, the current Charter provides that the Company may modify the Combination Date by amending the Charter approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock.

The Board currently believes that the Company may potentially need additional time beyond current Combination Date to complete an initial business combination. If the Third Extension Amendment Proposal is approved, the Company will have until April 14, 2024 to complete an initial business combination and further have the right, without another stockholder vote, to elect to extend the Combination Date from April 14, 2024 up to January 14, 2025, provided that the New Monthly Extension Payment of the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share is deposited into the Trust Account on or prior to the 14th day of each month commencing from April 14, 2024 until December 14, 2024. In connection with the Third Extension Amendment, if there is (i) no redemption of the public shares, the New Monthly Extension Payment will be $50,000, (ii) a 50% redemption of the public shares, the New Monthly Extension Payment will be $50,000, and (iii) an 80% redemption of the public shares, the New Monthly Extension Payment will be approximately $21,483.33. The Board has determined that, given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a business combination, it is in the best interests of its stockholder to approve the New Extension Amendment and the Trust Amendment.

A quorum of 50% of the Company’s shares outstanding as of the Record Date, present in person (including virtual presence) or by proxy, will be required to conduct the special meeting. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal require the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock. The affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting is required to approve the Adjournment Proposal.

Public stockholders of shares of Class A Common Stock sold in the Company’s initial public offering consummated on June 14, 2022 (the “IPO”) may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the Third Extension Amendment Proposal or the Trust Amendment Proposal (the “Election”), regardless of whether such public stockholders vote “FOR” or “AGAINST,” or abstain from voting on these proposals or otherwise at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. However, the Company will not proceed with the Third Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Third Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such Trust Account to the public stockholders. If the Third Extension Amendment Proposal or the Trust Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the stockholders, subject to any limitations set forth in the Charter and the limitations contained in related agreements. In addition, public stockholders who vote for the Third Extension Amendment Proposal and the Trust Amendment Proposal and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Combination Date. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $39.08 million held in the Trust Account as of the

Record Date (less tax payable and up to $50,000 of interest to pay dissolution expense). In such event, we may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Third Extension Amendment Proposal and the Trust Amendment are not approved, and the initial business combination is not consummated by April 14, 2024 (or by January 14, 2025 if further extended), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up. The Company would expect to pay the costs of liquidation from its remaining assets outside of the Trust Account or available to the Company from interest income on the Trust Account balance.

Prior to the IPO, we issued certain shares of Class B Common Stock (the “Founder Shares”) to the Sponsor, our officers, directors, and/or their designees (collectively with the Sponsor, the “Founders”). In the IPO, we issued and sold to the public, units, each consisting of one share of Class A Common Stock and one-half of one warrant. Our Founders have waived their redemption rights with respect to their Founder Shares and public shares in connection with a stockholder vote to approve an amendment to our Charter with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity. Holders of warrants will receive no proceeds in connection with the liquidation with respect to such warrants, which will expire worthless.

The Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then the Sponsor will not be responsible to the extent of any liability for such third party claims. We have not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. We have not asked the Sponsor to reserve for such indemnification obligations. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. Nevertheless, we cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.20, plus interest, due to unforeseen claims of potential creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of the Trust Account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Third Extension Amendment and the Trust Amendment will constitute consent for Acri Capital to instruct the trustee to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by us to complete a business by the Combination Date (or by the Extended Combination Date, if extended). Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any business combination through April 14, 2024 (or up to January 14, 2025, if extended).

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement, including the form of proxy, are first being mailed to stockholders on or about [March 8, 2025].

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”), for use at the special meeting of stockholders in lieu of the annual meeting of stockholders (the “special meeting”) to be held on April 9, 2024 at 9:00 a.m., Eastern Time, or at any adjournments or postponements thereof. In order to facilitate shareholder attendance and participation, we have determined that the special meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. To participate in the special meeting virtually via the Internet, you must register in advance at: [*], prior to the special meeting. Upon completing your registration, you will receive further instructions via email, including the link that will allow you access to the special meeting. You will not be able to attend the special meeting in person.

Please be sure to follow instructions found on your proxy card, voting instruction form or notice.

This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Q. What is being voted on?

A. You are being asked to vote on the following proposals:

•   Proposal No. 1 — The Third Extension Amendment Proposal — a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to allow the Company until April 14, 2024 to consummate an initial business combination, and, without another stockholder vote, to elect to extend the date by which the Company must consummate a business combination on a monthly basis (the “Monthly Extension”) for up to nine (9) times, up to January 14, 2025, by depositing the New Monthly Extension Payment (as defined below) to the Company’s trust account (the “Third Extension Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Third Extension Amendment”);

•   Proposal No. 2 — The Trust Amendment Proposal — a proposal to amend the Amended and Restated Investment Management Trust Agreement, dated June 9, 2022, as amended on July 12, 2023, by and between the Company and Wilmington Trust, National Association, acting as trustee (the “Trust Agreement”), to extend the liquidation date from July 14, 2023 to April 14, 2024, or, if further extended by up to nine one-month extensions, up to January 14, 2025 (the “Trust Amendment Proposal”) (such amendment to the Trust Amendment as set forth in Annex B is herein referred to as the “Trust Amendment”).

•   Proposal No. 3 — The Adjournment Proposal — a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposal (the “Adjournment Proposal”).

Each of the Third Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. For more information, see “Proposal No. 1 — Third Extension Amendment Proposal,” “Proposal No. 2 — The Trust Amendment Proposal”, and “Proposal No. 4 — The Adjournment Proposal.”

Q. What is the purpose of the Third Extension Amendment and the Trust Amendment?

A. The purpose of the Third Extension Amendment and the Trust Amendment Proposal is to allow the Company to have more time and flexibility to complete the initial business combination. Pursuant to the current Charter of the Company, we had until July 14, 2023 to complete an initial business combination, provided that we may, but are not obligated to, if requested by or its affiliates, extend the Combination Date up to nine (9) times by an additional one month each time for a total of up to nine months, up to April 14, 2024, by depositing $75,000 per month (each, an “Existing Monthly Extension Payment”) into the Trust Account. The Company has deposited into the Trust Account eight Existing Monthly Extension Payments totaling $675,000 and currently has until March 14, 2024 to consummate an initial business combination. Acri Capital Sponsor LLC, a Delaware limited liability company, our sponsor (the “Sponsor”) has committed to deposit another Existing Monthly Extension Payment to the Trust Account to extend the Combination Date to April 14, 2024 before the special meeting. Further, the current Charter provides that the Company may modify the Combination Date by amending the Charter approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock. The Board currently believes that the Company may potentially need additional time beyond current Combination Date to complete an initial business combination. If the Third Extension Amendment Proposal is approved, the Company will have until April 14, 2024 to complete an initial business combination and further have the right, without another stockholder vote, to elect to extend the Combination Date from April 14, 2024 up to January 14, 2025, provided that the New Monthly Extension Payment of the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share is deposited into the Trust Account on or prior to the 14th day of each month commencing from April 14, 2024 until December 14, 2024. In connection with the Third Extension Amendment, if there is (i) no redemption of the public shares, the New Monthly Extension Payment will be $50,000, (ii) a 50% redemption of the public shares, the New Monthly Extension Payment will be $50,000, and (iii) an 80% redemption of the public shares, the New Monthly Extension Payment will be approximately $21,483.33. The Board has determined that, given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a business combination, it is in the best interests of its stockholder to approve the New Extension Amendment and the Trust Amendment.

As previously disclosed on the Company’s Current Report on Form 8-K filed on February 20, 2024, on February 18, 2024, the Company entered into a business combination agreement (as amended from time to time, the “Business Combination Agreement”), by and among the Company, Acri Capital Merger Sub I Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Purchaser”, or “PubCo” upon and following the Foxx Business Combination), Acri Capital Merger Sub II Inc., a Delaware corporation and wholly-owned subsidiary of Purchaser (“Merger Sub”), and Foxx Development Inc., a Texas corporation (“Foxx”), pursuant to which (i) the Company will merger with and into Purchaser (the “Reincorporation Merger”), and (ii) Foxx will merge with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of Purchaser (the “Acquisition Merger”). The Reincorporation Merger, the Acquisition Merger, and other transactions contemplated under the Business Combination Agreement, are collectively referred to as the “Foxx Business Combination”. Following consummation of the Foxx Business Combination, Purchaser will become a publicly traded company.

Immediately prior to the effective time of the Reincorporation Merger, the Company will have the issued and outstanding securities of (i) Class A Common Stock, (ii) Class B Common Stock, (iii) units (“Units”), each consisting of one share of Class A Common Stock and one-half of Warrant (as defined below), and (iv) redeemable warrants (“Warrants”), of which one-half is included as part of each Unit, entitling the holder thereof to purchase one (1) share of Class A Common Stock at a purchase price of $11.50 per share. Units are currently listed on Nasdaq under symbol “ACACU”, shares of Class A Common Stock are currently listed on Nasdaq under symbol “ACAC”, and Warrants are currently listed on Nasdaq under symbol “ACACW”. At the effective time of the Reincorporation Merger, (i) each issued and outstanding Unit will automatically separate into one share of Class A Common Stock and one-half of one Warrant (the “Separation of Units”), (ii) upon the Separation of Units, each share of Common Stock (other than Parent Excluded Shares and the Parent Redeeming Shares, as defined in the Business Combination Agreement) issued and outstanding shall be converted automatically into one share of common stock of Purchaser, par value $0.0001 per share (“Purchaser Common Stock”), and (iii) each issued and outstanding Warrant shall be converted automatically into one redeemable warrant of Purchaser, exercisable for one share of Purchaser Common Stock at an exercise price of $11.50 (“Purchaser Warrant”).

At the effective time of the Acquisition Merger (the “Effective Time”), by virtue of the Acquisition Merger and the Business Combination Agreement, and without any action on the part of the Company, Purchaser, Merger Sub, Foxx, or stockholders of Foxx immediately prior to the Effective Time (the “Foxx Shareholders”), the Foxx Shareholders’ shares of common stock of Foxx (“Foxx Common Stock”) issued and outstanding immediately prior to the Effective Time will be canceled and automatically converted into (i) the right to receive, without interest, the applicable portion of the Closing Payment Stock (as defined in the Business Combination Agreement) as set forth in the Closing Consideration Spreadsheet (as defined in the Business Combination Agreement), and (ii) the contingent right to receive the applicable portion of the Earnout Shares (as defined in the Business Combination Agreement), if, as and when payable in accordance with the earnout provisions described in the Business Combination Agreement. For avoidance of any doubt, “Closing Payment Stock” means 5,000,000 shares of Purchaser Common Stock, which are equal or equivalent in value to the sum of $50,000,000 divided by $10.00 per share, among which, 500,000 shares in aggregate will be deposited to a segregated escrow account and to be released to the Foxx Shareholders if and only if, prior to or upon one-year anniversary of the Business Combination Agreement, the U.S. Congress has approved the affordable connectivity program of no less than $4 billion; or otherwise be cancelled and forfeited by PubCo without consideration. “Earnout Shares” means 4,200,000 shares of Purchaser Common Stock, subject to achievement of certain milestones as set forth in the Business Combination Agreement.

Although the approval of the Third Extension Amendment Proposal is essential to the implementation of the Board’s plan to amend the amount of Existing Monthly Extension Payment, the Board will retain the right to abandon and not implement the Third Extension Amendment at any time without any further action by stockholders.

If the Third Extension Amendment Proposal and the Trust Amendment Proposal are approved, such approval will constitute consent for us to remove an amount from the Trust Account (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, less tax payable and up to $50,000 of interest to pay dissolution expense, divided by the number of then outstanding public share, and deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Combination Date. We will not proceed with the Third Extension Amendment and Trust Amendment if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Third Extension Amendment Proposal and the Trust Amendment Proposal.

If the Third Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account in connection with the Election (as defined below) will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Third Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a fraction of the approximately $[*] million that was in the Trust Account as of the Record Date (less tax payable and up to $50,000 of interest to pay dissolution expense), which could impact our ability to consummate a business combination.

You are not being asked to vote on any proposed business combination at this time. If the Third Extension Amendment Proposal and the Trust Amendment Proposal are approved and you do not elect to redeem your public shares in connection with the Elections, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to redeem your public shares for a pro rata portion from the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Combination Date.

Q. What happens if the Third Extension Amendment Proposal and the Trust Amendment Proposal are not approved?

A. If the Third Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and the initial business combination is not consummated by April 14, 2024 (or by January 14, 2025 if further extended), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up. The Company would expect to pay the costs of liquidation from its remaining assets outside of the Trust Account or available to the Company from interest income on the Trust Account balance.

The Founders have waived their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if we fail to complete our initial business combination within the Combination Period, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if we fail to complete our initial business combination within the Combination Period.

Q. Is the Company subject to the Investment Company Act of 1940?

A. The Company consummated its IPO on June 14, 2022. Since the Company is a blank check company, the efforts of its management since the completion of its IPO have been focused on searching for a target business with which to consummate a business combination. As of the date hereof, the Company has entered into the Business Combination Agreement with Foxx and focused on consummating the Foxx Business Combination.

On January 24, 2024, the SEC adopted the final rules (the “SPAC Final Rules”), relating to, among the others, the extent to which special purpose acquisition companies (“SPACs”) could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”). The SPAC Final Rules provide that whether a SPAC is an “investment company” under Section 3(a)(1)(A) of the subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules will become effective 125 days after publication in the Federal Register. As of the date hereof, the SPAC Final Rules have not been published in the Federal Register yet.

Since the consummation of the IPO, the Company has deposited the proceeds of the IPO, the private placement, net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which the Company has not allotted funds and may hinder the Company’s ability to complete a business combination. The Company might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants would expire worthless and shares of the Company’s common stock would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our units, shares, warrants and rights following such a transaction, and our warrants and rights would expire worthless.

The Company is currently assessing the relevant risks of being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act). The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate.

Q. Why should I vote for the Third Extension Amendment Proposal and the Trust Amendment Proposal?

A. The approval of the Third Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination and to amend the amount of the Existing Monthly Extension Payment in order to extend the Combination Date beyond April 14, 2024.

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Third Extension Amendment Proposal and the Trust Amendment Proposal to allow us to more time and flexibility to complete the initial business combination.

The Charter provides that if our stockholders approve an amendment to modify A) the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within the completion period or extended completion period, or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of Common Stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter. The Board also believes, however, that it is in the best interests of our stockholders to provide the Company more flexibility to complete a business combination.

Q. What is New Monthly Extension Payment and how it impacts the redemption price?

A. If the stockholder approves the Third Extension Amendment Proposal and the Trust Amendment Proposal, the Company will have until April 14, 2023 to consummate a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (an “initial business combination”) and further, without another stockholder vote, may elect to extend the date (the “Combination Date”) by which the Company must consummate an initial business combination on a monthly basis (the “Monthly Extension”) for up to nine (9) times, up to January 14, 2025, by depositing the New Monthly Extension Payment (as defined below) to the Company’s trust account (the “Trust Account”). To effectuate each Monthly Extension, the Company will deposit the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account (each, a “New Monthly Extension Payment”). If there is (i) no redemption of the public shares, the New Monthly Extension Payment will be $50,000, (ii) a 50% redemption of the public shares, the New Monthly Extension Payment will be $50,000, and (iii) an 80% redemption of the public shares, the New Monthly Extension Payment will be approximately $21,483.33. The first New Monthly Extension Payment after the approval of the Extension Amendment Proposal must be made by April 14, 2024, while the subsequent New Monthly Extension Payment must be deposited into the Trust Account by 14th of each succeeding month, to extend the Combination Date to January 14, 2025 (the “Extended Combination Date”). We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the Trust Account.

We estimate that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[*] per share which will include one Existing Monthly Extension Payment of $75,000, based on the value in the Trust Account as of the Record Date at the time of the redemption less tax payable and up to $50,000 of interest to pay dissolution expense. If the Third Extension Amendment Proposal is approved and the Company takes full nine months to complete an initial business combination, the redemption amount per share at the meeting for the initial business combination or the Company’s subsequent liquidation will be: (i) $[*] if there is no redemption of public shares in connection with this special meeting, (ii) $[*] if there is a 50% redemption of the public shares in connection with this special meeting, and (iii) $[*] if there is an 80% redemption of the public shares in connection with this special meeting (in each case, including nine New Monthly Extension Payment as applicable and $75,000 paid to extend the Combination Date to April 14, 2024, and based on value of Trust Account as of the Record Date less tax payable and up to $50,000 of interest to pay dissolution expense), in comparison to the current redemption amount of $[*] per share (solely based on the value in the Trust Account as of the Record Date in addition to one Existing Monthly Extension Payment of $75,000 less tax payable and up to $50,000 of interest to pay dissolution expense).

Q. How do the Founders intend to vote their shares?

A. Prior to the IPO, we issued certain shares of Class B Common Stock (the “Founder Shares”) to the Sponsor, our officers, directors, and their designees (collectively with the Sponsor, the “Founders”). The Founders are expected to vote any Founder Shares and any shares of Class A Common Stock held in favor of all of the proposals.

Our Founders have agreed to waive their redemption rights with respect to any Founder Shares and any public shares held by them in connection with the completion of our initial business combination and to waive their redemption rights with respect to their Founder Shares and public shares in connection with a stockholder vote to approve an amendment to the Charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within the completion period or extended completion period, or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity.

On the Record Date, the Founders beneficially owned and were entitled to vote 2,156,250 shares of Class B Common Stock, representing approximately 39.8% of our issued and outstanding Common Stock. The Founders did not beneficially own any public shares as of such date.

Q. How does the Board of Directors recommend I vote?

A. After careful consideration of all relevant factors, the Board has determined that the Third Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal are fair to and in the best interests of the Company and our stockholders. The Board recommends that you vote or give instruction to vote “FOR” each of the Third Extension Amendment Proposal and the Trust Amendment Proposal. The Board also recommends that you vote “FOR” the Adjournment Proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the special meeting

Q. Who may vote at the special meeting?

A. The Board has fixed the close of business on March 1, 2024 as the date for determining the stockholders entitled to vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment.

Q. How many votes must be present to hold the special meeting?	A quorum of 50% of the Company’s shares outstanding as of the Record Date, present in person (including virtual presence) or by proxy, will be required to conduct the special meeting.

Q. How many votes do I have?

A. You are entitled to cast one vote at the special meeting for each share you held as of March 1, 2024, the Record Date for the special meeting. As of the close of business on the Record Date, there were 5,411,300 outstanding shares, including 3,255,050 outstanding public shares.

Q. What is the proxy card?

A. The proxy card enables you to appoint the representatives named on the card to vote your shares at the special meeting in accordance with your instructions on the proxy card. That way, your shares will be voted whether or not you attend the special meeting. Even if you plan to attend the special meeting, it is strongly recommended that you complete and return your proxy card before the special meeting date, in case your plans change.

Q. What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A. Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, VStock Transfer, LLC, you are considered the stockholder of record with respect to those shares, and the Company sent the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, nominee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. Those instructions are contained in a “voting instruction form” containing information substantially similar to the information set forth on the proxy card.

Q. What vote is required to approve the Proposals?

A. Approval of the Third Extension Amendment Proposal and the Trust Amendment Proposal require the affirmative vote of the holders of at least sixty-five percent (65%) of the then outstanding shares of Common Stock. With respect to the Third Extension Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the special meeting.

Q. What if I don’t want to vote for the Third Extension Amendment Proposal or the Trust Ament Proposal?

A. If you do not want the Third Extension Amendment Proposal or the Trust Ament Proposal, you must abstain, not vote, or vote against the proposals. You will be entitled to make the Election to redeem your shares for cash in connection with this vote regardless of whether you vote for or against, or abstain from voting on the Third Extension Amendment Proposal or the Trust Ament Proposal. If you do not make the Election, you will retain your right to redeem your public shares for a pro rata portion of the funds available in the Trust Account if an initial business combination is approved and completed, subject to any limitations set forth in the Charter.

In addition, public stockholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the end of the Combination Period.

If the Third Extension Amendment Proposal and the Trust Amendment Proposal are approved (and not abandoned) and you exercise your redemption right with respect to your public shares, you will no longer own your public shares once the Extension Amendment and the Trust Amendment become effective.

Q. Will you seek any further extensions to liquidate the Trust Account?

A. Other than the Third Extension Amendment as described in this proxy statement, we do not currently anticipate seeking any further extensions to consummate a business combination. We have provided the Election for all holders of public shares, including those who vote for the Third Extension Amendment Proposal and the Trust Amendment Proposal, and holders should receive the funds shortly after the special meeting which is scheduled for April 9, 2024. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future business combinations, or, if we do not consummate a business combination by the Combination Date, such holders shall be entitled to their pro rata portion of the Trust Account on such date.

Q. If the Third Extension Amendment Proposal and the Trust Amendment Proposal, are approved, what happens next?

A. If the Third Extension Amendment Proposal is approved, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time by which we must complete an initial business combination and to amend the amount of Existing Monthly Extension Payment. If the Trust Amendment Proposal is approved, we will execute an amendment to Trust Agreement in the form of Annex B hereto. We will remain a reporting company under the Exchange Act, and our units, Class A Common Stock, and warrants will remain publicly traded. We will then continue to work to consummate a business combination by April 14, 2024 (or by January 14, 2025, if extended).

If the Third Extension Amendment and the Trust Amendment are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account, and the percentage interest of the Company’s shares held by the Founders will increase. We cannot predict the amount that will remain in the Trust Account if the Third Extension Amendment and the Trust Amendment are implemented, and the amount remaining in the Trust Account may be only a fraction of the amount that was in the Trust Account as of the Record Date. However, we will not proceed with the Third Extension Amendment and the Trust Amendment if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Third Extension Amendment Proposal and the Trust Amendment.

Q. Would I still be able to vote on any business combination if I exercise my redemption rights?

A. Unless you elect to redeem all of your shares, you will be able to vote on any business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in the charter.

Q Would I still be able to exercise my redemption rights if I vote against or abstain from voting on the Third Extension Amendment Proposal or the Trust Amendment Proposal?

A. Public stockholders may elect to redeem their shares for a pro rata portion of the funds available in the Trust Account in connection with the Third Extension Amendment Proposal or the Trust amendment Proposal, regardless of how such public stockholders vote in regard to these proposals or other proposals presented at the special meeting. However, the Company will not proceed with the Third Extension Amendment or the Trust amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Third Extension Amendment or the Trust amendment is not proceeded, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in the Trust Account to the public stockholders. Public stockholders are not required to affirmatively vote either for or against the Third Extension Amendment Proposal or the Trust amendment Proposal in order to redeem their shares for a pro rata portion of the funds held in the Trust Account. This means that public stockholders who hold public shares on or before such date that is two business days before the special meeting may elect to redeem their shares whether or not they are holders of the Record Date, and whether or not they vote for the Third Extension Amendment Proposal or the Trust amendment Proposal, or even abstain from voting on. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the depository trust company’s DWAC (deposit withdrawal at custodian) system. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account in order to exercise your redemption rights.

Q. What is the deadline for voting my shares?

A. If you are a stockholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the special meeting, in order for your shares to be voted at the special meeting. If you are a beneficial owner, please read the voting instruction form provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.

Q. Is my vote confidential?	A. Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
Q. Where will I be able to find the voting results of the special meeting?

A. We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Q. Who bears the cost of soliciting proxies?

A. The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts. We have retained Advantage Proxy, Inc. to assist us in soliciting proxies for a nominal fee plus reasonable out-of-pocket expenses.

Q. How can I submit my proxy or voting instruction form?

A. Whether you are a stockholder of record or a beneficial owner, you may direct how your shares are voted without attending the special meeting. If you are a stockholder of record, you may submit a proxy to direct how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Your proxy can be submitted by completing, signing and dating the proxy card you received with this proxy statement and then mailing it in the enclosed prepaid envelope. If you are a beneficial owner, you must submit voting instructions to your bank, broker, trust or other nominee in order to authorize how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Please follow the instructions provided by your bank, broker, trust or other nominee.

Submitting a proxy or voting instruction form will not affect your right to vote in person should you decide to attend the special meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the special meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., our proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the special meeting and vote at the special meeting, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR”, “AGAINST” or “WITHHOLD” votes, as well as abstentions and broker non-votes.

Approval of the Third Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the special meeting.

With respect to the Third Extension Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. For discretionary items your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. The Third Extension Amendment Proposal is considered as a non-discretionary item.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. With respect to the Third Extension Amendment Proposal and the Trust Amendment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the proposals if at least a majority of the outstanding shares of Common Stock on the record date are represented by stockholders present at the meeting or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A. Only holders of record of Common Stock at the close of business on March 1, 2024, the Record Date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the Record Date, 5,411,300 shares of Common Stock, including 3,255,050 public shares, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. What interests do the Founders have in the approval of the proposals?

A. The Founders have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of Founder Shares and the possibility of future compensatory arrangements. See the section entitled “Proposal No.1 — The Third Extension Amendment Proposal — Interests of the Founders.”

Q. What if I object to the Third Extension Amendment Proposal or the Trust Amendment Proposal? Do I have appraisal rights?

A. If you do not want the Third Extension Amendment Proposal or the Trust Amendment Proposal to be approved, you must vote against such proposals, abstain from voting, or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination we propose. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Third Extension Amendment Proposal or the Trust Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if we have not completed a business combination by April 14, 2024 (or January 14, 2025 if extended). Our stockholders do not have appraisal rights in connection with the Third Extension Amendment Proposal and the Trust Amendment Proposal under the DGCL.

Q. What happens to our warrants if the Third Extension Amendment Proposal and the Trust Amendment Proposal, are not approved?

A. If the Third Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and the initial business combination not consummated by April 14, 2024 (or January 14, 2025 if extended), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Q. What happens to our warrants the Third Extension Amendment Proposal and the Trust Amendment Proposal, are approved?

A. If the Third Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will continue our efforts to consummate a business combination until April 14, 2024 (or January 14, 2025 if extended), and will retain the blank check company restrictions previously applicable to us. The warrants will remain outstanding in accordance with their terms.

Q. What do I need to do now?

A. We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of Common Stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q How do I redeem my shares of Common Stock?

A. If the Third Extension Amendment and the Trust Amendment are implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid and up to $50,000 of interest to pay dissolution expense. If the Third Extension Amendment Proposal is approved and you do not elect to have your public shares redeemed now, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Combination Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to VStock Transfer, LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, NY 11598, Attn: Chief Executive Officer, prior to 5:00 p.m. Eastern Time on April 5, 2024, two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. Any request for redemption, once made by a public stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the special meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q. Who can help answer my questions?

A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card, you should contact our proxy solicitor at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your share certificates (if any) and other redemption forms (either physically or electronically) to our transfer agent at the address below at least one (1) business day prior to the vote at the extraordinary general meeting. If you have questions regarding the certification of your position or delivery of your subunit certificates (if any) and other redemption forms, please contact:

VStock Transfer, LLC
18 Lafayette Place,
Woodmere, NY 11598
Attn: Chief Executive Officer

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•        the ability of the Company to effect the Third Extension Amendment Proposal or the Trust Amendment Proposal, or consummate a business combination;

•        unanticipated delays in the distribution of the funds from the Trust Account;

•        The Company’s status under the Investment Company Act of 1940;

•        claims by third parties against the Trust Account;

•        Various legal and operational risks and uncertainties if we consummate a business combination with a China-based Target; and

•        the ability of the Company to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated June 9, 2022 (Registration No. 333-263477), [our Annual Report on Form 10-K for the fiscal year ended December 31, 2022] and our other filings with the SEC. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND

Our Company

We are a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, which we refer to throughout this report as our initial business combination.

On June 14, 2022, we completed our initial public offering (the “IPO”) of 8,625,000 units, which included 1,125,000 units issued upon the full exercise of the underwriters’ over-allotment option. Each unit consists of one share of Class A Common Stock and one-half of one warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $86,250,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 5,240,000 warrants (“Private Warrants”) to the Company’s Sponsor, Acri Capital Sponsor LLC, with each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, at a purchase price of $1.00 per Private Warrant, generating gross proceeds to the Company of $5,240,000 (the “Private Placement”). The Private Warrants are identical to the warrants sold as part of the units in the IPO, except that the holders have agreed not to transfer, assign or sell any of the Private Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

A total of $87,975,000 (or $10.20 per unit), comprised of $86,250,000 of the proceeds from the IPO (which amounts includes $2,587,500 of the underwriter’s deferred underwriting fee pursuant to the Underwriting Agreement), and $1,725,000 of the proceeds from the Private Warrants, were placed in a U.S.-based Trust Account maintained by Wilmington Trust, acting as trustee. Except with respect to interest earned on the funds in the Trust Account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the Trust Account, the proceeds from the IPO and the Private Placement held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Certificate of Incorporation to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO, and (c) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 9 months (or up to 18 months from the consummation of our initial public offering if we extend the period of time to consummate a business combination as described in more detail in the final prospectus in connection with our IPO) from the closing of the IPO, subject to applicable law.

Our management has broad discretion with respect to the specific application of the net proceeds of the IPO and the sale of Private Warrant, although substantially all the net proceeds are intended to be applied generally towards consummating a business combination.

Since our IPO, our sole business activity has been identifying and evaluating suitable acquisition transaction candidates. We presently have no revenue and have had losses since inception from incurring formation and operating costs. We have relied upon the sale of our securities and loans from the Sponsor to fund our operations.

Special Meeting I, Related Redemption, Extensions, and Extension Notes

On February 8, 2023, the Company held a special meeting of stockholders (the “Special Meeting I”), at which the stockholders of the Company approved the proposal to amend the Company’s then-existing amended and restated certificate of incorporation to amend the amount of monthly deposit required to be deposited in the Trust Account from $0.0333 for each public share to $0.0625 for each public share for, and the Company may extend up to nine (9) times until December 14, 2023 if the Company has not consummated its initial business combination by March 14, 2023 (the nine (9) month anniversary of the closing of its IPO). Upon the stockholders’ approval, on February 9, 2023, the Company filed a certificate of amendment to its then-existing amended and restated certificate of incorporation which became effective upon filing (which, upon the amendment, the “First Amended Charter”). In connection with the Special Meeting I, 4,981,306 shares of Class A common stock of the Company were redeemed and cancelled.

Pursuant to the First Amended Charter, the Company may extend the deadline to complete its initial business combination (the “Combination Deadline”) up to nine times on monthly basis from March 14, 2023 to December 14, 2023, by depositing $227,730.87 each month into the Trust Account, representing $0.0625 per public share. Following the Special Meeting I, the Sponsor deposited four monthly payments to the Trust Account to extend the Combination Deadline to July 14, 2023. The four monthly payments were evidenced by four promissory notes issued by the Company to the Sponsor, each in the principal amount of $227,730.87.

Special Meeting II, Related Redemption, Extensions, and Extension Notes

On July 11, 2023, the Company held another special meeting of stockholders (the “Special Meeting II”), at which the stockholders of the Company approved, among others, the proposal to amend the First Amended Charter to allow the Company until July 14, 2023 to consummate an initial business combination, and, without another stockholder vote, to elect to extend Combination Deadline on a monthly basis for up to nine (9) times, up to April 14, 2024, by depositing $75,000 to the Trust Account. Upon the stockholders’ approval, on July 12, 2023, the Company filed a certificate of amendment to its then-existing amended and restated certificate of incorporation which became effective upon filing (which, upon the amendment, the “Second Amended Charter”). In connection with the Special Meeting II, 388,644 shares of Class A common stock of the Company were redeemed and cancelled.

Pursuant to the Second Amended Charter, the Company may extend the Combination Deadline on monthly basis from July 14, 2023 to up to nine times by depositing $75,000 each month into the Trust Account. Following the Special Meeting II, the Sponsor deposited [eight] monthly payments to the Trust Account to extend the Combination Deadline to [March 14, 2024]. The [eight] monthly payments were evidenced by [eight] promissory notes issued by the Company to the Sponsor, each in the principal amount of $75,000. The Sponsor has committed to deposit another $75,000 monthly payment to the Trust Account to extend the Combination Date to April 14, 2024 before the special meeting.

Proposed Business Combination with Foxx

As previously disclosed on the Company’s Current Report on Form 8-K filed on February 20, 2024, on February 18, 2024, the Company entered into the Business Combination Agreement, by and among the Company, Purchaser, Merger Sub, and Foxx, pursuant to which (i) the Company will merger with and into Purchaser (the “Reincorporation Merger”), and (ii) Foxx will merge with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of Purchaser. Following consummation of the Foxx Business Combination, Purchaser will become a publicly traded company.

At the effective time of the Reincorporation Merger, (i) each issued and outstanding Unit will automatically separate into one share of Class A Common Stock and one-half of one Warrant (the “Separation of Units”), (ii) upon the Separation of Units, each share of Common Stock (other than Parent Excluded Shares and the Parent Redeeming Shares, as defined in the Business Combination Agreement) issued and outstanding shall be converted automatically into one share of Purchaser Common Stock, and (iii) each issued and outstanding Warrant shall be converted automatically into one Purchaser Warrant.

At the effective time of the Acquisition Merger, by virtue of the Acquisition Merger and the Business Combination Agreement, and without any action on the part of the Company, Purchaser, Merger Sub, Foxx, or the Foxx Shareholders, the Foxx Shareholders’ shares of Foxx Common Stock issued and outstanding immediately prior to the Effective Time will be canceled and automatically converted into (i) the right to receive, without interest, the applicable portion of the Closing Payment Stock (as defined in the Business Combination Agreement) as set forth in the Closing Consideration Spreadsheet (as defined in the Business Combination Agreement), and (ii) the contingent right to receive the applicable portion of the Earnout Shares (as defined in the Business Combination Agreement), if, as and when payable in accordance with the earnout provisions described in the Business Combination Agreement . For avoidance of any doubt, “Closing Payment Stock” means 5,000,000 shares of Purchaser Common Stock, which are equal or equivalent in value to the sum of $50,000,000 divided by $10.00 per share, among which, 500,000 shares in aggregate will be deposited to a segregated escrow account and to be released to the Foxx Shareholders if and only if, prior to or upon one-year anniversary of the Business Combination Agreement, the U.S. Congress has approved the affordable connectivity program of no less than $4 billion; or otherwise be cancelled and forfeited by PubCo without consideration. “Earnout Shares” means 4,200,000 shares of Purchaser Common Stock, subject to achievement of certain milestones as set forth in the Business Combination Agreement.

Foxx, established in 2017 as a Texas incorporated company, is a consumer electronics and integrated Internet-of-Things (IoT) solution company catering to both retail and institutional clients. With robust research and development capabilities and a strategic commitment to cultivating long-term partnerships with mobile network operators, distributors and suppliers around the world, FOXX currently sells a diverse range of products including mobile phones, tablets and other consumer electronics devices throughout the United States, and is in the process of developing and distributing end-to-end communication terminals and IoT solutions.

The Foxx Business Combination will be submitted to shareholders for approval at a special meeting.

Target Amendment

At the Special Meeting II, the stockholders also approved the proposal to amend the Charter to remove the restriction of Company to undertake an initial business combination with any entity with its principal business operations or is headquartered in China (including Hong Kong and Macau) (the “Target Amendment”). As result of the Target Amendment, the Company may decide to consummate the Business Combination with an entity with its principal business operations or is headquartered in China (including Hong Kong and Macau), so the combined company may face various legal and operational risks and uncertainties after the business combination.

Change of Nasdaq Listing Market

On July 7, 2023, Nasdaq approved the Company’s application to list its common stock, units, and warrants on the Capital Market. The Company’s common stock, units, and warrants commenced trading on the Capital Market at the opening of business on July 10, 2023.

The mailing address of our principal executive office is 13284 Pond Springs Rd, Ste 405, Austin, Texas 78729, and our telephone number is 512-666-1277.

New Monthly Extension Payments

Pursuant to the current Charter of the Company, we had until July 14, 2023 to complete an initial business combination, provided that that we may, but are not obligated to, if requested by or its affiliates, extend the Combination Date up to nine (9) times by an additional one month each time for a total of up to nine months to April 14, 2024 by depositing $75,000 per month (each, an “Existing Monthly Extension Payment”) into the Trust Account. The Company has deposited into the Trust Account three Existing Monthly Extension Payments totaling $675,000 and currently has until March 14, 2024 to consummate an initial business combination. The Sponsor has committed to deposit another Existing Monthly Extension Payment to the Trust Account to extend the Combination Date to April 14, 2024 before the special meeting.

If the stockholders approve the Third Extension Amendment Proposal, for each public share that is not redeemed by the stockholder in connection with the Extension (collectively, the “Remaining Shares”, each, a “Remaining Share”), the Company will deposit the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account (each, a “New Monthly Extension Payment”).

We estimate, based on the value of Trust Account as of the Record Date, that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[*] per share which will include one Existing Monthly Extension Payment of $75,000, subject to the actual value of the Trust Account at the time of the redemption. If you are a public shareholder and elect not to redeem the shares of Common Stock in connection with the Extension, you may be entitled to a redemption price of: (i) $[*] if there is no redemption of public shares in connection with this special meeting, (ii) $[*] if there is a 50% redemption of the public shares in connection with this special meeting, and (iii) $[*] if there is an 80% redemption of the public shares in connection with this special meeting (in each case, including nine New Monthly Extension Payment as applicable and $75,000 paid to extend the Combination Date to April 14, 2024, and based on value of Trust Account as of the Record Date less tax payable and up to $50,000 of interest to pay dissolution expense), in comparison to the current redemption amount of $[*] per share (solely based on the redemption price as of the Record Date in addition to one Existing Monthly Extension Payment of $75,000 less tax payable and up to $50,000 of interest to pay dissolution expense, subject to the actual value of the Trust Account at the time of the redemption).

Further, the Charter provides that the Company may modify the Combination Date by amending the Charter approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock.

If the Third Extension Amendment Proposal is not Approved

If the Third Extension Amendment Proposal is not approved and the initial business combination is not consummated by April 14, 2024 (or by January 14, 2025 if further extended), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up. The Company would expect to pay the costs of liquidation from its remaining assets outside of the Trust Account or available to the Company from interest income on the Trust Account balance.

If the Third Extension Amendment Proposal is Approved

Under the terms of the proposed Third Extension Amendment, public stockholders may make the Election.

If the Third Extension Amendment Proposal is approved by holders of sixty-five percent (65%) or more of all then outstanding shares of the Common Stock, the Company will file amended Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its units, Class A Common Stock and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination within the Combination Period.

If the stockholders approve the Third Extension Amendment Proposal, the Company will have until April 14, 2024 to consummate a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (an “initial business combination”) and, without another stockholder vote, may elect to extend the date (the “Combination Date”) by which the Company must complete an initial business combination on a monthly basis (the “Monthly Extension”) for up to nine (9) times, up to January 14, 2025, by depositing the New Monthly Extension Payment (as defined below) to the company’s trust account (the “Trust Account”). To effectuate each Monthly Extension, the Company will deposit the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account (each, a “New Monthly Extension Payment”). If there is (i) no redemption of the public shares, the New Monthly Extension Payment will be $50,000, (ii) a 50% redemption of the public shares, the New Monthly Extension Payment will be $50,000, and (iii) an 80% redemption of the public shares, the New Monthly Extension Payment will be approximately $21,483.33. The first New Monthly Extension Payment after the approval of the Extension Amendment Proposal must be made by April 14, 2024, while the subsequent New Monthly Extension Payment must be deposited into the Trust Account by 14th of each succeeding month, to extend the Combination Date to January 14, 2025 (the “Extended Combination Date”). We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the Trust Account.

You are not being asked to vote on any proposed business combination at this time. If the Third Extension Amendment Proposal and the Trust Amendment Proposal are approved, and you do not elect to have your public shares redeemed now, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination within the Combination Period.

If the Third Extension Amendment Proposal and the Trust Amendment Proposal are approved (and not abandoned), the removal of the Withdrawal Amount in connection with the redemption from the Trust Account may significantly reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s shares held by the Founders.

Additionally, the Company’s Charter provides that the Company shall not consummate any initial business combination if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001, which could be impacted by the reduction in the Trust Account.

Possible Claims Against and Impairment of the Trust Account

In considering the Third Extension Amendment Proposal and the Trust Amendment Proposal, the Company’s stockholders should be aware that if the Third Extension Amendment Proposal and the Trust Amendment Proposal are approved (and not abandoned), the Company will incur additional expenses in seeking to complete an initial business combination, in addition to expenses incurred in proposing these proposals. The Founders and/or their affiliate may also advance or fund the Company on as needed basis for working capital or payment for expenses incurred. Additionally, if the stockholders approve the Third Extension Amendment Proposal and the Trust Amendment Proposal, for each remaining share for each monthly period, or portion thereof during the Combination Period, the Company will deposit the New Monthly Extension Deposit into the Trust Account. The New Monthly Extension Deposit would be made in the form of a loan. If the Company complete its initial business combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account. In addition, such extension funding loans may be convertible into Private Warrants upon the closing of the Company’s initial business combination at $1.00 per warrant at the option of the lender. If we do not have sufficient funds available to conduct the normal operations of the business or to consummate an initial business combination, we will need to seek additional working capital from the Founders and/or their affiliates for these purposes. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment, other than interest on such proceeds.

If the Company is unable to complete a business combination within the required time period, the Sponsor will be liable to the extent necessary to ensure that the amounts in the Trust Account are not reduced below (i) $10.20 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest withdrawn to pay taxes and will not be liable as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that, the Sponsor would be able to satisfy those obligations. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.20 per public share or (ii) such lesser amount per share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and the Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against the Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against the Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations on our behalf, the amount of funds in the Trust Account available for distribution to our public stockholders may be reduced below $10.20 per share. You should read this proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Third Extension Amendment Proposal.

We may not be able to complete the business combination if it is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

CFIUS has authority to review direct or indirect investments by foreign persons in U.S. businesses. Under the CFIUS regulations, foreign investors may be required to make mandatory filings and pay filing fees related to such filings. Also, CFIUS has the authority to self-initiate national security reviews of foreign direct and indirect investments in U.S. businesses if the parties to that investment choose not to file voluntarily or at the request of CFIUS. If CFIUS determines an investment to be a threat to national security, CFIUS has the power to block or impose mitigation measures on the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) that might be considered by CFIUS to be a covered transaction that CFIUS would have authority to review. Moreover, significant CFIUS reform legislation, which was fully implemented through regulations that became effective on February 13, 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.” The Company may also be subject to review by other U.S. government entities.

Ms. “Joy” Yi Hua, our Chief Executive Officer, Chief Financial Officer and Chairwoman, is the sole manager and member of the Sponsor and as such is deemed to have beneficial ownership of our securities held by the Sponsor. As of the Record Date, the Sponsor owned 20.0% of our issued and outstanding Common Stock. The Sponsor is a Delaware limited liability company, and Ms. “Joy” Yi Hua is a U.S. permanent resident with Chinese citizenship who has lived in the United States for more than 20 years. Because we may be considered a “foreign person” under the rules and regulations administered by CFIUS, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review, or ultimately prohibited. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance.

The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review or a decision to delay or prohibit the transaction, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.20 per share initially, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

A new 1% U.S. federal excise tax could be imposed on the Company in connection with redemptions by Company of its shares in connection with a business combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

On August 16, 2022, the Inflation Reduction Act of 2022 (“IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations.

The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. In this regard, on December 27, 2022, the Treasury and the Internal Revenue Service issued a notice announcing their intent to issue proposed regulations addressing the application of the excise tax, and describing certain rules on which taxpayers may rely prior to the issuance of such proposed regulations (the “Notice”).

Any redemption or other repurchase that occurs after December 31, 2022 in connection with a Redemption Event may be subject to the excise tax. Pursuant to the rules set forth in the Notice, however, redemptions in connection with a liquidation of the Company are generally not subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the structure of the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the business combination) and (iv) the content of regulations and other future guidance from the Treasury. In addition, because the excise tax would be payable by the Company, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined; however, the Company will not use the funds held in the Trust Account or any additional amounts deposited into the Trust Account, as well as any interest earned thereon, to pay the excise tax, if any, for the redemption in connection with the special meeting. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in the Company’s ability to complete a business combination.

Potential Application of Investment Company Act

The Company consummated its IPO on June 14, 2022. Since the Company is a blank check company, the efforts of its management since the completion of its IPO have been focused on searching for a target business with which to consummate a business combination. As of the date hereof, the Company has entered into the Business Combination Agreement with Foxx and focused on consummating the Foxx Business Combination.

On January 24, 2024, the SEC adopted the final rules (the “SPAC Final Rules”), relating to, among the others, the extent to which special purpose acquisition companies (“SPACs”) could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”). The SPAC Final Rules provide that whether a SPAC is an “investment company” under Section 3(a)(1)(A) of the subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules will become effective 125 days after publication in the Federal Register. As of the date hereof, the SPAC Final Rules have not been published in the Federal Register yet.

Since the consummation of the IPO, the Company has deposited the proceeds of the IPO, the private placement, net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which the Company has not allotted funds and may hinder the Company’s ability to complete a business combination. The Company might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants would expire worthless and shares of the Company’s common stock would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our units, shares, warrants and rights following such a transaction, and our warrants and rights would expire worthless.

The Company is currently assessing the relevant risks of being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act). The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate.

The Special Meeting

Date, Time and Place.    The special meeting of stockholders will be held on April 9, 2024 at 9:00 a.m., Eastern Time. In order to facilitate shareholder attendance and participation, we have determined that the special meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting.

To participate in the special meeting virtually via the Internet, you must register in advance at: [*], prior to the special meeting. Upon completing your registration, you will receive further instructions via email, including the link that will allow you access to the special meeting. You will not be able to attend the special meeting in person.

If you plan to attend the special meeting via teleconference, please be sure to follow instructions found on your proxy card, voting instruction form or notice.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of our Common Stock at the close of business on March 1, 2024, the Record Date for the special meeting. You will have one vote per proposal for each share you owned at that time. Our warrants do not carry voting rights.

Votes Required.    Approval of the Third Extension Amendment Proposal and the Trust Amendment Proposal require the affirmative vote of at least 65% of our outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the special meeting.

With respect to the Third Extension Amendment Proposal and the Trust Amendment Proposal abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

At the close of business on the Record Date, there were 5,411,300 outstanding shares of Common Stock, including 3,255,050 public shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Third Extension Amendment Proposal or the Trust Amendment Proposal approved, you should vote against the proposals or abstain from voting on the proposals. If you want to obtain your pro rata portion of the Trust Account in the event the Third Extension Amendment and the Trust Amendment are implemented, which will be paid shortly after the special meeting scheduled for April 9, 2024, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against, or abstain from voting on, the Third Extension Amendment Proposal and the Trust Amendment Proposal.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

We have retained Advantage Proxy, Inc. to aid in the solicitation of proxies. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a discussion of the material U.S. federal income tax considerations for holders of the Company’s Common Stock that elect to have their Common Stock redeemed for cash if the acquisition is completed. This summary is based upon the Code, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular stockholder in light of its investment or tax circumstances or to stockholders subject to special tax rules, such as:

•        financial institutions or financial services entities;

•        broker-dealers;

•        insurance companies;

•        dealers or traders subject to a mark-to-market method of tax accounting with respect to shares of Common Stock;

•        persons holding Common Stock as part of a “straddle,” hedge, integrated transaction or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•        “specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

•        U.S. expatriates or former long-term residents of the United States;

•        governments or agencies or instrumentalities thereof;

•        regulated investment companies (RICs) or real estate investment trusts (REITs);

•        persons that directly, indirectly or constructively own five percent or more (by vote or value) of Common Stock;

•        persons who received their shares of Common Stock pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        the Sponsor or its affiliates, officers or directors;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes); and

•        tax-exempt entities.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Common Stock, the U.S. federal income tax treatment of the partners in the partnership will generally depend on the status of the partners and the activities of the partnership. Partnerships and their partners should consult their tax advisors with respect to the tax consequences to them of redemption. This summary assumes that stockholders hold Common Stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the stockholder’s trade or business.

WE URGE HOLDERS OF COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

Treatment of Redemption of Common Stock

In the event that a holder’s Common Stock is redeemed pursuant to the exercise of its redemption right in connection with the stockholder vote regarding the Third Extension Amendment Proposal the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of Common Stock, U.S. Holders will be treated as described under “U.S. Holders — Taxation of Redemption Treated as an Exchange of Common Stock” below and Non-U.S. Holders will be treated as described under “Non-U.S. Holders — Taxation of Redemption Treated as an Exchange of Common Stock” below. If the redemption does not qualify as a sale of Common Stock, U.S. Holders will be treated as receiving a corporate distribution with the tax consequences described below under “U.S. Holders — Taxation of Redemption Treated as a Distribution” and Non-U.S. Holders will be subject to the tax consequences described below under “— Non-U.S. Holders — Taxation of Redemption Treated as a Distribution” below. Whether a redemption qualifies for sale treatment will depend largely on the total number of Common Stock treated as held by the holder relative to all of our shares outstanding both before and after such redemption. The redemption of Common Stock generally will be treated as a sale of Common Stock (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to the holder (collectively, the “302 tests”). These tests are explained more fully below.

In determining whether any of the 302 tests is satisfied, a holder takes into account not only the Company shares actually owned by the holder, but also the Company shares that are constructively owned by such holder under the relevant rules. A holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any shares the holder has a right to acquire by exercise of an option. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting shares actually and constructively owned by the holder immediately following the redemption of Common Stock must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by the holder immediately before the redemption. There will be a complete termination of a holder’s interest if either (i) all of the Company’s shares actually and constructively owned by the holder are redeemed or (ii) all of the Company’s shares actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the holder does not constructively own any other Company’s shares. The redemption of Common Stock will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the 302 tests is satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described under “U.S. Holders — Taxation of Redemption Treated as a Distribution” and “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution” below. After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Common Stock will be added to the holder’s adjusted tax basis in its remaining shares, or, if it has none, possibly to the U.S. Holder’s adjusted tax basis in its other shares constructively owned by such U.S. Holder.

U.S. Holders

Taxation of Redemption Treated as an Exchange of Common Stock.    If the redemption qualifies as an exchange of Common Stock as described above under “— Treatment of Redemption of Common Stock,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. Holder’s adjusted tax basis in Common Stock. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to Common Stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. Holders will be eligible to be taxed at reduced rates under current law. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. Holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Common Stock so disposed of. A U.S. Holder’s adjusted tax basis in its Common Stock generally will equal the U.S. Holder’s acquisition cost less any prior distributions treated as a return of capital for U.S. federal income tax purposes.

Taxation of Redemption Treated as a Distribution.    If the redemption does not qualify as an exchange of Common Stock, a U.S. Holder will generally be treated as receiving a distribution in respect of its Common Stock. Such a distribution generally will be includable in a U.S. Holder’s gross income as dividend income to the extent that such distributions are paid out of our current or accumulated earnings and profits as determined under U.S. federal income tax principles. Dividends will be taxable to a corporate U.S. Holder at regular rates and will generally be eligible for the dividends-received deduction if the requisite holding period is satisfied.

For non-corporate U.S. Holders, if the U.S. Holder satisfies certain holding period requirements and the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property, dividends are “qualified dividend income” taxed at the preferential applicable long-term capital gain rate. It is unclear whether the redemption rights with respect to Common Stock may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then non-corporate U.S. Holders may be subject to tax on such dividends at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Distributions in excess of our current or accumulated earnings and profit generally will be applied against and reduce the U.S. Holder’s basis in its Common Stock (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Common Stock in the manner described above under “— Taxation of Redemption Treated as an Exchange of Common Stock.”

U.S. Information Reporting and Backup Withholding.    Distributions with respect to Common Stock to a U.S. Holder, whether or not such distributions qualify as dividends for U.S. federal income tax purposes, and proceeds from the sale, exchange or redemption of Common Stock by a U.S. Holder generally are subject to information reporting to the IRS and possible U.S. backup withholding, unless the U.S. Holder is an exempt recipient. Backup withholding may apply to such payments if a U.S. Holder fails to furnish a correct taxpayer identification number, fails to furnish a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and such holder may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

Redemption of Common Stock.    The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s share of Common Stock generally will follow the U.S. federal income tax characterization of such a redemption as described under “ — Treatment of Redemption of Common Stock” above.

Because the satisfaction of the 302 tests described above is dependent on matters of fact, withholding agents may presume, for withholding purposes, that all amounts paid to Non-U.S. Holders in connection with a redemption are treated as distributions in respect of their shares. Accordingly, a Non-U.S. Holder should expect that a withholding agent will likely withhold U.S. federal income tax on the gross proceeds payable to a Non-U.S. Holder pursuant to a redemption at a rate of 30% unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, or other applicable IRS Form W-8). Each holder should consult with its own tax advisors as to the tax consequences to it of any redemption of its Common Stock, including its ability to obtain a refund of any amounts withheld by filing an appropriate claim for a refund with the IRS in the event that the Non-U.S. Holder is not treated as receiving a dividend under the 302 tests.

Taxation of Redemption Treated as an Exchange of Common Stock.    A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of any gain realized upon the redemption of Common Stock unless:

•        the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

•        the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

•        Common Stock constitutes a U.S. real property interest (“USRPI”) by reason of the Company’s status as a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes, and certain other conditions are met.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular rates applicable to a U.S. Holder, unless an applicable tax treaty provides otherwise. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to the third bullet above, the Company believes that it is not and has not been at any time since its formation, and does not expect to be immediately after its initial business combination is completed, a USRPHC.

Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

Taxation of Redemption Treated as a Distribution.    If the redemption does not qualify as an exchange of Common Stock, with respect to a Non-U.S. Holder, such holder will generally be treated as receiving a distribution in respect of Common Stock. Such a distribution to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) will constitute a dividend for U.S. federal income tax purposes. Amounts not treated as a dividend for U.S. federal income tax purposes will constitute a return of capital and be applied against and reduce a Non-U.S. Holder’s adjusted tax basis in its Common Stock, but not below zero, and thereafter as capital gain and will be treated as described above under “— Non-U.S. Holders — Taxation of Redemption Treated as an Exchange of Common Stock.”

Subject to the discussion below on effectively connected income, dividends paid to a Non-U.S. Holder of Common Stock will be subject to U.S. federal withholding tax at a rate of 30% of the gross amount of the dividends (or such lower rate specified by an applicable income tax treaty, provided the Non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.

If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. Holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. Holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States.

Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular rates. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Information Reporting and Backup Withholding.    Payments of dividends on Common Stock will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any dividends on Common Stock paid to the Non-U.S. Holder, regardless of whether any tax was actually withheld. In addition, proceeds from a sale or other taxable disposition of Common Stock within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Proceeds from a disposition of Common Stock conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act.    Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), payments of dividends on and the gross proceeds of dispositions of Common Stock of a U.S. issuer paid to (i) a “foreign financial institution” (as specifically defined in the Code) or (ii) a “non-financial foreign entity” (as specifically defined in the Code) will be subject to a withholding tax (separate and apart from, but without duplication of, the withholding tax described above) at a rate of 30%, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied or an exemption from these rules applies. Under proposed Treasury Regulations, the preamble to which states that taxpayers may rely on them until final Treasury Regulations are issued, this withholding tax will not apply to the gross proceeds from the sale or disposition of Common Stock. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. If a dividend payment is both subject to withholding under FATCA and subject to the withholding tax discussed above, the withholding under FATCA may be credited against, and therefore reduce, such other withholding tax. Non-U.S. holders should consult their tax advisors regarding the possible implications of this withholding tax on their Common Stock.

We urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Third Extension Amendment Proposal.

Company’s Recommendation to Stockholders

After careful consideration of all relevant factors, the Board has determined that the Third Extension Amendment Proposal is fair to, and in the best interests of, the Company and its stockholders. The Board has approved and declared advisable the Third Extension Amendment Proposal, and recommends that you vote “FOR” the adoption of the Third Extension Amendment. See the section entitled “Reasons for the Third Extension Amendment — The Board’s Reasons for the Third Extension Amendment, its Conclusion, and its Recommendation.”

Interests of the Company’s Founders

When you consider the recommendation of the Board, you should keep in mind that the Company’s Founders have interests that may be different from, or in addition to, your interests as a stockholder. See the section entitled “Proposal No. 1 — The Third Extension Amendment Proposal — Interests of the Company’s Founders.”

Stock Ownership

Information concerning the holdings of certain of the Company’s stockholder is set forth below under “Beneficial Ownership of Securities.”

PROPOSAL NO. 1 — THE THIRD EXTENSION AMENDMENT PROPOSAL

The Third Extension Amendment

We are proposing to amend the Charter to allow the Company until April 14, 2024 to consummate an initial business combination, and, without another stockholder vote, to elect to extend the date by which the Company must consummate a business combination on a monthly basis for up to nine (9) times, up to January 14, 2025, by depositing the New Monthly Extension Payment (i.e. the lesser of (i) $50,000 per month for all remaining public shares and (ii) $0.033 for each remaining public per month) each month to the Trust Account. Although the approval of the Third Extension Amendment Proposal is essential to allow the Company to have more time and flexibility to complete the initial business combination, the Board will retain the right to abandon and not implement the Third Extension Amendment at any time without any further action by stockholders. If the Third Extension Amendment Proposal is approved, the Company will file an amended form of the Charter with the Secretary of State of the State of Delaware. A copy of the proposed amendment to the Charter of the Company to effectuate the Third Extension Amendment is attached to this proxy statement as Annex A.

All holders of our public shares, whether they vote for or against the Third Extension Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the Trust Account, provided that the Third Extension Amendment is implemented. Holders of public shares do not need to be a holder of record on the Record Date in order to exercise redemption rights.

Reasons for the Third Extension Amendment

Pursuant to the current Charter of the Company, we had until July 14, 2023 to complete an initial business combination, provided that we may, but are not obligated to, if requested by or its affiliates, extend the Combination Date up to nine (9) times by an additional one month each time for a total of up to nine months, up to April 14, 2024, by depositing $75,000 per month (each, an “Existing Monthly Extension Payment”) into the Trust Account. The Company has deposited into the Trust Account eight Existing Monthly Extension Payments totaling $675,000 and currently has until March 14, 2024 to consummate an initial business combination. Acri Capital Sponsor LLC, a Delaware limited liability company, our sponsor (the “Sponsor”) has committed to deposit another Existing Monthly Extension Payment to the Trust Account to extend the Combination Date to April 14, 2024 before the special meeting. Further, the current Charter provides that the Company may modify the Combination Date by amending the Charter approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock. The Board currently believes that the Company may potentially need additional time beyond current Combination Date to complete an initial business combination. If the Third Extension Amendment Proposal is approved, the Company will have until April 14, 2024 to complete an initial business combination and further have the right, without another stockholder vote, to elect to extend the Combination Date from April 14, 2024 up to January 14, 2025, provided that the New Monthly Extension Payment of the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share is deposited into the Trust Account on or prior to the 14th day of each month commencing from April 14, 2024 until December 14, 2024. In connection with the Third Extension Amendment, if there is (i) no redemption of the public shares, the New Monthly Extension Payment will be $50,000, (ii) a 50% redemption of the public shares, the New Monthly Extension Payment will be $50,000, and (iii) an 80% redemption of the public shares, the New Monthly Extension Payment will be approximately $21,483.33. The Board has determined that, given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a business combination, it is in the best interests of its stockholder to approve the New Extension Amendment and the Trust Amendment.

If the Third Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and the initial business combination is not consummated by April 14, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up. The Company would expect to pay the costs of liquidation from its remaining assets outside of the Trust Account or available to the Company from interest income on the Trust Account balance.

Public stockholders of shares of Class A Common Stock sold in the IPO may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the Third Extension Amendment Proposal (, regardless of whether such public stockholders vote “FOR” or “AGAINST,” or abstain from voting on, the Third Extension Amendment Proposal or other proposals at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. However, the Company will not proceed with the Third Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Third Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such Trust Account to the public stockholders.

Our Founders have waived their redemption rights with respect to their Founder Shares and public shares in connection with a stockholder vote to approve an amendment to our Charter with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity. Holders of warrants will receive no proceeds in connection with the liquidation with respect to such warrants, which will expire worthless.

After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Third Extension Amendment Proposal is approved, the Sponsor or its affiliates will loan the Company sufficient fund for the Company to deposit into the Trust Account as the New Monthly Extension Payment. The first New Monthly Extension Payment after the approval of the Extension Amendment Proposal must be made by April 14, 2024, while the subsequent New Monthly Extension Payment must be deposited into the Trust Account by 14th of each succeeding month, to extend the Combination Date to January 14, 2024 (the “Extended Combination Date”). We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the Trust Account.

Redemption Rights

If the Third Extension Amendment Proposal is approved (and not abandoned), the Company will afford the public stockholders making the Election, the opportunity to receive, at the time the Third Extension Amendment becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account. You will also be able to redeem your public shares in connection with the expected stockholder vote to approve an initial business combination, or if the Company has not consummated a business combination by the Extended Combination Date.

If you do not make the Election, you will retain the opportunity to redeem your public shares upon consummation of an initial business combination, subject to any limitations set forth in the Charter and the limitations contained in related agreements. In addition, public stockholders who vote for the Third Extension Amendment Proposal and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Combination Date.

Redemption Procedure

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to VStock Transfer, LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, NY 11598, prior to 5:00 p.m. Eastern Time on April 5, 2024, two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC System, which election would likely be determined based on the manner in which you hold your shares.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker approximately $120.00 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that do not elect to exercise their redemption rights. Stockholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on April 5, 2024, two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Third Extension Amendment Proposal is not approved or is abandoned, these shares will not be redeemed for cash and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Third Extension Amendment Proposal will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Third Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Third Extension Amendment. The Company will hold the certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the Trust Account, calculated as of the Record Date. If you exercise your redemption rights, you will be exchanging your shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption, and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on April 5, 2024, two business days prior to the special meeting. If the Third Extension Amendment Proposal is not approved or if they are abandoned, these shares will not be redeemed for cash. However, if the Company is unable to complete an initial business combination by the Current Termination Date (unless such date is extended), the shares of the public stockholders will be redeemed in accordance with the terms of the Charter promptly following such date.

Interests of the Company’s Founders

When you consider the recommendation of our Board, you should keep in mind that the Founders may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that the Founders have agreed not to redeem any shares of Common Stock in connection with a stockholder vote to approve an amendment to the Charter;

•        the beneficial ownership by the Sponsor of an aggregate of 2,156,250 Founder Shares and 5,240,000 Private Warrants, which would become worthless if the Company does not complete a business combination within the applicable time period, as the Sponsor has agreed (A) to vote any shares owned by them in favor of any proposed business combination and (B) not to redeem any Founder Shares in connection with a stockholder vote to approve a proposed initial business combination. The personal and financial interests of our founders may influence their motivation in identifying and selecting a target business combination, completing an initial business combination and influencing the operation of the business following the initial business combination. The Sponsor paid an aggregate of $25,000 for the Founders Shares and $5,240,000 for the Private Warrants.;

•        Ms. “Joy” Yi Hua, our CEO, CFO and Chairwoman, is the sole manager and member of the Sponsor, and as such may be deemed to have sole voting and investment discretion with respect to the shares of Common Stock held by the Sponsor, including 2,156,250 Founder Shares as described above, which would become worthless if the Company does not complete a business combination by the Combination Period, as the Sponsor has waived any right to redemption with respect to these shares;

•        each of the three independent directors of the Company will receive cash compensation of $20,000, will be payable upon the closing of our initial business combination;

•        Our Founders may have a conflict of interest with respect to evaluating a business combination and financing arrangements as we may obtain loans from our founders or an affiliate of our founders or any of our officers and directors to finance transaction costs in connection with an intended initial business combination. Up to $3,000,000 of such loans may be convertible into working capital warrants at a price of $1.00 per warrant at the option of the lender. Such working capital warrants would be identical to the Private Warrants sold in the Private Placement.

•        the Founders or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred related to identifying, investigating, and consummating an initial business combination, provided, that, if the Company does not consummate a business combination, a portion of the working capital held outside the Trust Account may be used by the Company to repay such reimbursements so long as no proceeds from the Trust Account are used for such repayment.

•        the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after a business combination;

•        the fact that the Founders and their respective affiliates can earn a positive return on their investment, even if the public stockholders have a negative return on their investment in the post-combination entity;

•        the fact that the Founders may be incentivized to complete an initial business combination with a less favorable company or on terms less favorable to stockholders, rather than to liquidate, in which case the Founders would lose their entire investment. As a result, the Founders may have a conflict of interest in determining whether a target is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of an initial business combination; and

•        in addition to these interests of the Founders, to the fullest extent permitted by applicable laws, the Charter waives certain applications of the doctrine of corporate opportunity in some circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of the Charter or in the future, and the Company will renounce any expectancy that any of the directors or officers of the Company will offer any such corporate opportunity of which he or she may become aware to the Company. the Company does not believe that the pre-existing fiduciary duties or contractual obligations of its officers and directors materially impacted its search for an acquisition target. Further, the Company does not believe that the waiver of the application of the corporate opportunity doctrine in the Charter had any impact on its search for a potential business combination target.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the Third Extension Amendment Proposal. These interests were considered by the Board when they approved the Third Extension Amendment Proposal.

Required Vote

Approval of the Third Extension Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of Common Stock on the Record Date. If the Third Extension Amendment Proposal is not approved, the Third Extension Amendment will not be implemented. With respect to the Third Extension Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

All of the Founders are expected to vote any shares of Common Stock owned by them in favor of the Third Extension Amendment Proposal.

Our Board recommends that you vote “FOR” the Third Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

When you consider the recommendation of our Board, you should keep in mind that the Founders have interests that may be different from, or in addition to, your interests as a stockholder. For more details, see “Proposal No. 1 — The Third Extension Amendment Proposal — Interests of the Company’s Founders.”

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

In connection with the IPO and Private Warrants sold simultaneously with the closing of the IPO, $87,975,000 was initially placed in the Trust Account governed by the Trust Agreement with Wilmington Trust, National Association acting as the trustee. In connection with the Special Meeting I, 4,981,306 shares of Class A Common Stock were rendered for redemption at $10.33 per share. In connection with the Special Meeting II, 388,644 shares of Class A Common Stock were rendered for redemption at $10.78 per share. As of the Record Date, the balance of the Trust Account is $[*].

Wilmington Trust, National Association’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement, as amended on July 12, 2023. The Trust Agreement currently provides that the trustee shall comment liquidation of the Trust Agreement only after (x) its receipt of the applicable instruction letter delivered by the Company to instruct the trustee to liquidate the Trust Account or (y) upon the date which is the later of (1) July 14, 2023 (or, without need for approval by the Company’s stockholders, if further extended by up to nine one-month extensions, up to April 14, 2024), and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s Charter. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of the holders of at least sixty-five percent (65%) of the then outstanding shares of Common Stock, voting together as a single class.

Reasons for the Trust Amendment Proposal

Pursuant to Trust Agreement, if a business combination is not consummated by the July 14, 2023 (or up to April 14, 2024, if extended) and there is no further extension, the Trust Account is to be liquidated and its proceeds are to be distributed to our public stockholders of record as of such date, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less taxes payable and up to $50,000 of interest to pay dissolution expenses). The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of at least sixty-five percent (65%) of the then outstanding shares of Common Stock, voting together as a single class. Pursuant to the current Charter, following the Special Meeting II, the Sponsor deposited [eight] monthly payments to the Trust Account to extend the Combination Deadline to [March 14, 2024]. The [eight] monthly payments were evidenced by [eight] promissory notes issued by the Company to the Sponsor, each in the principal amount of $75,000. The Sponsor has committed to deposit another $75,000 monthly payment to the Trust Account to extend the Combination Date to April 14, 2024 before the special meeting.

Our Board has determined that there is not sufficient time before July 14, 2023 (or up to April 14, 2024, if extended) to consummate a business combination and our Board desires to have more time and flexibility to allow the Company to complete a business combination on terms other than those set forth in the current Charter. Accordingly, our Board believes that in order to successfully complete a business combination, it is appropriate to amend the Trust Agreement.

We are proposing to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to extend the liquidation date from July 14, 2023 to April 14, 2024, or, if further extended by up to nine one-month extensions, up to January 14, 2025, the Extended Combination Date.

The purpose of the Trust Amendment Proposal is to amend the Trust Agreement to extend the liquidation of the Trust Account to match the Extended Combination Date if the Third Extension Amendment Proposal is approved. The Trust Amendment Proposal is necessary in conjunction with the Third Extension Amendment Proposal because, otherwise, the Trust Agreement would terminate and the result would be the same as if the Third Extension Proposal was not approved.

Approval of the Trust Amendment Proposal is a condition to the implementation of the Third Extension Amendment.

A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.

Consequences If the Trust Amendment Proposal is Not Approved

If the Trust Amendment Proposal is not approved by July 14, 2023 (or up to April 14, 2024, if extended), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

In addition, each of the Third Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Due to this cross-conditionality, if the Trust Amendment Proposal is not approved, no redemption will be completed until the Current Termination Date (unless extended pursuant to the current Charter).

The Founders have waived their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and any public shares held by them in connection with the completion of our initial business combination. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless if the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the Trust Account.

Consequences If the Trust Amendment is Approved

If the Third Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except to the extent any redemptions are made in connection with the special meeting, in connection with our completion of a business combination or in connection with our liquidation if we do not complete an initial business combination by the Extended Combination Date. We will then continue to work to consummate a business combination by Extended Combination Date.

Required Vote

Approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock on the Record Date. Each of the Third Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. With respect to the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

All of the Founders are expected to vote any shares of Common Stock owned by them in favor of the Trust Amendment Proposal.

Recommendation

Our Board has determined that the Trust Amendment is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment.

When you consider the recommendation of our Board, you should keep in mind that the Founders have interests that may be different from, or in addition to, your interests as a stockholder. For more details, see “Proposal No. 1 — The Third Extension Amendment Proposal — Interests of the Company’s Founders”.

Our Board recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal in this proxy statement. If the Adjournment Proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the special meeting to a later date (which he would otherwise have under the Charter) in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting. Abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

All of the Founders are expected to vote shares of Common Stock owned by them in favor of the Adjournment Proposal.

Recommendation

Our Board recommends that you vote “FOR” the Adjournment Proposal.

When you consider the recommendation of our Board, you should keep in mind that the Founders have interests that may be different from, or in addition to, your interests as a stockholder. For more details, see “Proposal No. 1 — The Third Extension Amendment Proposal — Interests of the Company’s Founders.”

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of December 31, 2023, with respect to the beneficial ownership of our Common Stock held by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•        each of our executive officers and directors that beneficially owns shares of Common Stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership (Class A Common Stock)	Amount and Nature of Beneficial Ownership (Class B Common Stock)	Approximate Percentage of All Outstanding Common Stock (inclusive of Class A Common Stock and Class B Common Stock)
Acri Capital Sponsor LLC(2)	0	2,156,250	39.8%
“Joy” Yi Hua(3)	0	2,156,250	39.8%
All executive officers, and directors as a group	0	2,156,250	39.8%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Acri Capital Acquisition Corporation, 13284 Pond Springs Rd, Ste 405, Austin, Texas 78729.

(2)      Acri Capital Sponsor LLC, the Sponsor, is the record holder of the securities reported herein. “Joy” Yi Hua, our CEO, CFO and Chairwoman, is the sole manager and member of our sponsor. By virtue of this relationship, Ms. Hua may be deemed to have beneficial ownership of the securities held of record by the Sponsor.

(3)      Interests shown consist solely of Founder Shares, classified as shares of Class B common stock. Founder Shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment, as described in the section of the final prospectus filed in connection with the IPO entitled “Description of Securities.”

The Founder Shares and Private Warrants and working capital warrants are each subject to transfer restrictions pursuant to lock-up provisions in a letter agreement with us to be entered into by our Founders. Those lock-up provisions provide that such securities are not transferable or saleable. Our founders have agreed, subject to certain exception, (i) in the case of Founder Shares, not to transfer, assign or sell any of their Founder Shares until the earlier of: (A) six months after the date of the consummation of our initial business combination, (B) the date on which we complete a liquidation, merger, stock exchange or other similar transaction after our initial business combination that results in all of our public stockholders having the right to exchange their shares of common stock for cash, securities or other property, and (C) the date on which the last reported sale price of our Class A common stock equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial Business Combination, and (ii) in the case of Private Warrants, and any warrants may be issued upon the conversion of the working capital loans, or “working capital warrants”, until 30 days after the completion of our initial Business Combination, except in each case (a) to our officers or directors, any affiliates or family members of any of our officers or directors, any affiliate of our founders, any members of our founders, or any of their affiliates, direct and indirect equity holders, (b) in the case of an individual, by gift to a member of the individual’s immediate family, to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the consummation of a Business Combination at prices no greater than the price at which the securities were originally purchased; (f) in the event of our liquidation prior to the completion of our initial Business Combination; or (g) by virtue of the laws of Delaware or our founders’ limited liability company agreement upon dissolution of our founders, provided, however, that in the case of clauses (a) through (e), or (g) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

Founder Shares and Private Warrants

On February 4, 2022, the Sponsor acquired 2,156,250 Founder Shares of for an aggregate purchase price of $25,000, or approximately $0.01 per share. As of March 31, 2023, there were 2,156,250 Founder Shares issued and outstanding. The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20% of the outstanding shares upon completion of the IPO.

The Founder Shares are identical to the public shares. However, the Founders have agreed (A) to vote their Founder Shares in favor of any proposed business combination, (B) not to propose, or vote in favor of, prior to and unrelated to an initial business combination, an amendment to the Company’s certificate of incorporation that would affect the substance or timing of the Company’s redemption obligation to redeem all public shares if the Company cannot complete an initial business combination within the Combination Period, unless the Company provides public stockholders an opportunity to redeem their public shares in conjunction with any such amendment, (C) not to redeem any shares, including Founder Shares and public shares into the right to receive cash from the Trust Account in connection with a stockholder vote to approve the Company’s proposed initial business combination or sell any shares to us in any tender offer in connection with the Company’s proposed initial business combination, and (D) that the Founder Shares shall not participate in any liquidating distribution upon winding up if a business combination is not consummated.

Substantially concurrently with the closing of the IPO, the Company completed the sale of 5,240,000 Private Warrants to the Sponsor at a purchase price of $1.00 per Private Warrant, generating gross proceeds to the Company of $5,240,000. The Private Warrants are identical to the Public Warrants except that the Private Warrants (including the Class A common stock issuable upon exercise of the Private Warrants) will not be transferable, assignable or salable until 30 days after the completion of the initial business combination except to permitted transferees.

Promissory Notes — Related Party

On January 20, 2022, the Sponsor agreed to loan the Company up to $500,000 to be used for a portion of the expenses of the IPO. This loan is non-interest bearing, unsecured and is due at the earlier of (1) January 20, 2023 or (2) the date on which the Company consummates its IPO of its securities. The Company has an outstanding loan balance of $316,827 on June 14, 2022 after the IPO and the outstanding balance was repaid on June 21, 2022. As of September 30, 2022, there was no loan balance outstanding.

Pursuant to the First Amended Charter, the Company may extend Combination Deadline up to nine times on monthly basis from March 14, 2023 to December 14, 2023, by depositing $227,730.87 each month into the Trust Account, representing $0.0625 per public share. Following the Special Meeting I, the Sponsor deposited four monthly payments to the Trust Account to extend the Combination Deadline to July 14, 2023. The four monthly payments were evidenced by four promissory notes issued by the Company to the Sponsor, each in the principal amount of $227,730.87. Pursuant to the Second Amended Charter, the Company may extend the Combination Deadline on monthly basis from July 14, 2023 to up to nine times by depositing $75,000 each month into the Trust Account. Following the Special Meeting II, the Sponsor deposited [eight] monthly payments to the Trust Account to extend the Combination Deadline to [March] 14, 2024. The [eight] monthly payments were evidenced by [eight] promissory notes issued by the Company to the Sponsor, each in the principal amount of $75,000.

Each of the promissory note issued by the Company to the Sponsor to extend the Combination Date is non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) consummation of the Company’s initial business combination and (ii) the date of the liquidation of the Company. The principal balance may be prepaid at any time, at the election of the Company. The holder of the Extension Notes has the right, but not the obligation, to convert each Extension Note, in whole or in part, respectively, into Private Warrants of the Company, as described in the Prospectus, by providing the Company with written notice of its intention to convert the Note at least two business days prior to the closing of the Company’s initial business combination. The number of Private Warrants to be received by the holder in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the holder, by (y) $1.00.

Related Party (Working Capital) Loans

In addition, in order to finance transaction costs in connection with an intended initial business combination, the Sponsor, or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes the initial business combination, it would repay such loaned amounts. In the event that the initial business combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to $3,000,000 of such loans may be converted upon consummation of the Company’s initial business combination into warrants at a price of $1.00 per warrant. If the Company does not complete a business combination, the loans would be repaid out of funds not held in the Trust Account, and only to the extent available. Such private warrant converted from loan would be identical to the Private Warrants sold in the Private Placement.

On December 5, 2023, the Company issued a promissory note to the Sponsor, under which the Sponsor agreed to loan the Company up to $500,000 to be used for a portion of the working capital. This loan is non-interest bearing, unsecured and is due at the earlier of (1) the date on which the Company consummates its initial business combination or (2) the date on which the Company liquidates and dissolves. The Sponsor, as the payee, has the right, but not the obligation, to convert the note, in whole or in part, into Private Warrants of the Company, that are identical to the Private Warrants issued by the Company in the Private Placement consummated simultaneously with the Company’s IPO, subject to certain exceptions, as described in the IPO Prospectus, by providing the Company with written notice of the intention to convert at least two business days prior to the closing of the initial business combination. The number of Private Warrants to be received by the Sponsor in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Sponsor by (y) $1.00.

As of December 31, 2023, the Company had no borrowings under the working capital loans.

Others

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We have entered into a registration rights agreement with respect to the Private Warrants sold in the Private Placement and the Founder Shares.

Related Party Policy

We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.

We have adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company. We have filed a copy of our Code of Ethics as exhibit to our IPO Prospectus. You may also review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, our audit committee is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. We have filed a copy of our audit committee charter as exhibit to our IPO Prospectus. You may also review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our Founders, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA or an independent accounting firm that our initial business combination is fair to our company from a financial point of view. Furthermore, other than disclosed otherwise, no finder’s fees, reimbursements or cash payments will be made to our founders, existing officers, directors or advisors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination although we may consider cash or other compensation to officers or advisors we may hire to be paid either prior to or in connection with our initial business combination. In addition, the following payments will be made to our founders or their affiliates, none of which will be made from the proceeds of our initial public offering held in the Trust Account prior to the completion of our initial business combination:

•        A monthly fee of an aggregate of $10,000 for office space, administrative and shared personnel support services to the Sponsor. This arrangement will terminate upon the earlier of (a) completion of a business combination or (b) 12 months after the completion of our initial public offering;

•        Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

•        Repayment of loans which may be made by our founders or an affiliate of our founders to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto. Up to $3,000,000 of such loans may be convertible into working capital warrants, at a price of $1.00 per warrant at the option of the lender. Such working capital warrants are identical to the private warrants sold in the private placement.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. James “Jim” C. Hardin Jr., Edmund R. Miller and Andrew Pierce are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our audit committee is entirely composed of independent directors meeting Nasdaq’s additional requirements applicable to members of the audit committee. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

STOCKHOLDER PROPOSALS

If the proposals in this proxy statement are approved, we anticipate that the 2024 annual meeting of stockholders will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Advantage Proxy, Inc., our proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may call Advantage Proxy, Inc. at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Acri Capital Acquisition Corporation, 13284 Pond Springs Rd, Ste 405, Austin, Texas, Attention: “Joy” Yi Hua, Chief Executive Officer, Chief Financial Officer and Chairwoman.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than July 4, 2023 (one week prior to the date of the special meeting).

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ACRI CAPITAL ACQUISITION CORPoration

[•], 2024

Acri Capital Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.      The name of the Corporation is “Acri Capital Acquisition Corporation”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 7, 2022 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on June 7, 2022. An Amendment to the Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on February 9, 2023 (the “First Amendment”). Another Amendment to the Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on July 12, 2023 (the “Second Amendment”)

2.      This Amendment to the Amended and Restated Certificate of Incorporation (the “Third Amendment”) amends the Amended and Restated Certificate.

3.      This Third Amendment, which both restates and amends the provisions of the Second Amendment, was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 228 and 242 of the General Corporation Law of the State of Delaware.

4.      This Third Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.

6.      The text of Section 9.1(c) is hereby amended and restated to read in full as follows:

Section 9.1(c) In the event that the Corporation has not consummated an initial Business Combination by April 14, 2024, the Sponsor may request that the Board extend the period of time to consummate an initial Business Combination by an additional one month each time for up to nine (9) times (each such extension, an “Extension”), for a total of nine months, up to January 14, 2025 to consummate an initial Business Combination; provided, that for each Extension: (i) the Sponsor or its affiliates or designees has deposited into the Trust Account an amount equals to the lesser of (i) $50,000 and (ii) $0.033 for each remaining Offering Share, in exchange for a non-interest bearing, unsecured promissory note; and (ii) there has been compliance with any applicable procedures relating to the Extension in the trust agreement and in the letter agreement, both of which are described in the Registration Statement. If the Sponsor requests an Extension, then the following applies: (iii) the gross proceeds from the issuance of such promissory note referred to in (i) above will be added to the offering proceeds in the Trust Account and shall be used to fund the redemption of the Offering Shares in accordance with this Article IX; (iv) if the Corporation completes its initial Business Combination, it will, at the option of the Sponsor, repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it or issue securities of the Corporation in lieu of repayment in accordance with the terms of the promissory note; and (v) if the Corporation does not complete a Business Combination by the Deadline Date, the Corporation will not repay the amount loaned under the promissory note until 100% of the Offering Shares have been redeemed and only in connection with the liquidation of the Corporation to the extent funds are available outside of the Trust Account.

Annex A-1

IN WITNESS WHEREOF, Acri Capital Acquisition Corporation has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Acri Capital Acquisition Corporation
By:
Name:	“Joy” Yi Hua
Title:	Chairwoman of the Board of Directors

Annex A-2

ANNEX B

TRUST AMENDMENT

[__], 2023

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [__], 2024 by and between Acri Capital Acquisition Corporation, a Delaware corporation (the “Company”), and Wilmington Trust, National Association, a national banking association (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Amended and Restated Investment Management Trust Agreement, dated June 9, 2022, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, a total of $87,975,000 was placed in the Trust Account from the Offering and sale of Private Placement Warrants;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account after (x) receipt of, and only in accordance with, a Termination Letter; or (y) upon the date which is the later of (1) July 14, 2023 (or, without need for approval by the Company’s stockholders, if further extended by up to nine one-month extensions, up to April 14, 2024), and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date;

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be amended with the approval of the holders of the affirmative vote of sixty-five percent (65%) of the then outstanding shares of Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company voting together as a single class (the “Consent of the Stockholders”);

WHEREAS, the Company obtained the Consent of the Stockholders to approve this Amendment; and

WHEREAS, each of the Company and Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.      Amendments to Trust Agreement.

(b) Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and within two business days following (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by an Authorized Representative (as such term is defined below), and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and other documents referred to therein, or (y) upon the date which is the later of (1) April 14, 2024 (or, without need for approval by the Company’s stockholders, if further extended by up to nine one-month extensions, up to January 14, 2025), and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;

Annex B-1

2.      Miscellaneous Provisions.

2.1. Successors.    All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability.    This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law.    This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts.    This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings.    The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement.    The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

Acri Capital Acquisition Corporation
By:
Name:	“Joy” Yi Hua
Title:	CEO and Chairwoman
Wilmington Trust, National Association, as Trustee
By:
Name:	Ellen Jean-Baptiste
Title:	Assistant Vice President

Annex B-3

ACRI CAPITAL ACQUISITION CORPORATION
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

April 9, 2024

The undersigned hereby appoints “Joy” Yi Hua (the “Proxy”), independently with the power to appoint a substitute, and hereby authorizes the Proxy to represent and vote, as designated below, all the shares of Acri Capital Acquisition Corporation (the “Company”) held of record by the undersigned at the close of business on March 1, 2024 at the special meeting of stockholders to be held at 9:00 a.m., eastern standard time, on April 9, 2024, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxy to vote in the manner directed below. In order to facilitate shareholder attendance and participation, we have determined that the special meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. To participate in the special meeting virtually via the Internet, you must register in advance at: [*], prior to the special meeting. Upon completing your registration, you will receive further instructions via email, including the link that will allow you access to the special meeting. You will not be able to attend the special meeting in person.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR THE PROPOSAL. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the special meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE PROPOSALS SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1 — Extension Amendment: To amend the Company’s amended and restated certificate of incorporation (the “Charter”) to allow the Company until April 14, 2024 to consummate an initial business combination, and, without another stockholder vote, to elect to extend the date by which the Company must consummate a business combination on a monthly basis for up to nine (9) times, up to January 14, 2025, by depositing the New Monthly Extension Payment (as defined in the Definitive Proxy Statement filed with the Securities and Exchange Commission on [*], including any supplement and amendment thereto) to the Company’s trust account.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2 — Trust Amendment: To amend the Amended and Restated Investment Management Trust Agreement, dated June 9, 2022, as amended on July 12, 2023, by and between the Company and Wilmington Trust, National Association, acting as trustee, to extend the liquidation date from July 14, 2023 to April 14, 2024, or, if further extended by up to nine one-month extensions, up to January 14, 2025.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3 — Adjournment: To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposal.

For	Against	Abstain
☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you intend to attend this meeting ☐ YES             ☐ NO

Signature of Stockholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):
Note:

Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

______________________________________________________

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.